[LOGO]TM
                                                                         CONSECO

CONSECO FUND GROUP

JUNE 30, 1998
SEMI-ANNUAL REPORT

                                                       Conseco Fixed Income Fund
                                                         Conseco High Yield Fund
                                                   Conseco Asset Allocation Fund
                                                             Conseco Equity Fund
                                                                 Conseco 20 Fund

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                                TABLE OF CONTENTS
                                                                                                                         PAGE

Report from the President ............................................................................................   1

CONSECO FUND GROUP
Statement of Assets and Liabilities as of June 30, 1998 ..............................................................   2
Statement of Operations for the six months ended June 30, 1998 .......................................................   3
Statement of Changes in Net Assets for the six months ended June 30, 1998 and the year ended
  December 31, 1997 ..................................................................................................   4

CONSECO FIXED INCOME FUND
Report from the Conseco Fixed Income Fund Adviser ....................................................................   6
Statement of Investments in Securities as of June 30, 1998 ...........................................................   7

CONSECO HIGH YIELD FUND
Report from the Conseco High Yield Fund Adviser ......................................................................  11
Statement of Investments in Securities as of June 30, 1998 ...........................................................  12

CONSECO ASSET ALLOCATION FUND
Report from the Conseco Asset Allocation Fund Adviser ................................................................  15
Statement of Investments in Securities as of June 30, 1998 ...........................................................  16

CONSECO EQUITY FUND
Report from the Conseco Equity Fund Adviser ..........................................................................  20
Statement of Investments in Securities as of June 30, 1998 ...........................................................  21

CONSECO 20 FUND
Report from the Conseco 20 Fund Adviser ..............................................................................  23
Statement of Investments in Securities as of June 30, 1998 ...........................................................  24

Notes to Financial Statements ........................................................................................  25
Board of Trustees and Fund Service Providers .........................................................................  33

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  This report is for the information of shareholders of the Conseco Fund Group.
    It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus whic hcontains more complete information, including charges and expenses.

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REPORT FROM                                                  CONSECO FUND GROUP
THE PRESIDENT                                           1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Dear Shareholder,

In recent testimony before Congress, Federal Reserve Chairman Alan Greenspan stated that the U.S. economy was performing better than at any time in the last
50 years. Strong stuff indeed, and largely the result of the prudent and intelligent implementation of both monetary policy and -- surprise -- fiscal policy. We can think of no time in the 20th century when monetary and fiscal policies have been so "in sync". That the performance of U.S. financial assets has been so incredible in the 1990s, surely reflects the power of coordinated policy.

Much ink has been spilled of late claiming that recent market turmoil harkens the beginning of bad times for the U.S. economy and the market. We don't buy it.
Bull markets end with significant increases in inflation, rising interest rates, tax hikes, or rampant protectionism. We just don't see any of these on the horizon. As long as monetary and fiscal policies stay their current courses, we should see nothing more than what used to be recognized as ordinary cyclical activity. Gee, imagine that. Markets don't always move in one direction.

While markets have certainly been buffeted lately by a series of events that have raised doubts about the ability of the economy and the market to sustain their secular paths, we are relatively nonplussed by the return of normal cyclical volatility. In fact, as you read through the reports of the various portfolio managers, it will become clear that we view the current period as a time when our research intensive, bottom-up security selection process should shine, as volatility unearths value. One theme rings constant throughout these reports, as it does throughout all of Conseco Capital Management; we will continue to construct your portfolios with rigorously researched, undervalued securities --one security at a time. We are convinced that this philosophy offers the best upside potential with the greatest downside protection.

We are also very pleased to report that Class A shares of our mutual funds are now listed in the business sections of most major daily newspapers, including the Wall Street Journal and USA Today. We invite shareholders to monitor the performance of Class A Shares in the mutual fund section, under the following listings:

            Conseco Fixed Income Fund              COFAX
            Conseco High Yield Fund                CHYAX
            Conseco Asset Allocation Fund          COAAX
            Conseco Equity Fund                    CEYAX
            Conseco 20 Fund                        CTWAX

So enjoy reading these reports, thank you for your trust, and good investing!

/s/ Maxwell E. Bublitz
----------------------
Maxwell E. Bublitz, CFA
President & CEO
Conseco Capital Management, Inc.

                                                                               1

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                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                          JUNE 30, 1998
                                                           (UNAUDITED)

                                                              CONSECO        CONSECO       CONSECO
                                                               FIXED          HIGH          ASSET         CONSECO       CONSECO
                                                              INCOME          YIELD      ALLOCATION       EQUITY          20
                                                               FUND           FUND          FUND           FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities at value (cost: $34,329,187;
    $28,236,903; $30,204,838, $82,825,851;
    $29,260,473, respectively) .........................    $34,661,922   $28,332,865    $31,556,917    $89,210,862   $30,809,570
  Accrued interest and dividends .......................        462,396       463,761        198,029         52,327        40,682
  Receivable for securities sold .......................      5,197,043            --      1,626,470     12,412,476       938,451
  Receivable for shares sold ...........................          3,293        70,043        147,521         71,325       320,002
  Receivable from Conseco, Inc. and subsidiaries .......        177,486            --        163,090             --            --
  Cash..................................................         54,447     5,094,058      1,627,958         72,935     6,457,752
  Organizational costs..................................         66,352       112,526         66,352         66,352       112,525
  Other assets..........................................          3,753         1,813          5,558          7,214         2,255
---------------------------------------------------------------------------------------------------------------------------------
      Total assets......................................     40,626,692    34,075,066     35,391,895    101,893,491    38,681,237
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LIABILITIES AND NET ASSETS:
  Payable to Conseco, Inc. and subsidiaries.............             --        69,734             --        371,282       130,631
  Accrued expenses......................................         96,495        82,038         79,254         78,084        69,129
  Distributions payable.................................        181,727       181,709        147,740             --            --
  Payable for shares redeemed...........................         84,585            --         33,080             --            --
  Payable for securities purchased......................      3,841,427     3,198,120      3,403,465     13,752,388     6,689,662
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities.................................      4,204,234     3,531,601      3,663,539     14,201,754     6,889,422
---------------------------------------------------------------------------------------------------------------------------------
      Net assets........................................    $36,422,458   $30,543,465    $31,728,356    $87,691,737   $31,791,815
---------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
  Paid-in capital.......................................    $35,823,054   $30,265,234    $29,588,778    $75,300,311   $29,450,266
  Accumulated undistributed net investment
    income (loss).......................................         41,441       (40,217)        (4,001)        27,635       (29,219)
  Accumulated undistributed net realized gains on
    investments.........................................        225,228       222,486        791,500      5,978,780       821,671
  Net unrealized appreciation on investments............        332,735        95,962      1,352,079      6,385,011     1,549,097
---------------------------------------------------------------------------------------------------------------------------------
      Net assets........................................    $36,422,458   $30,543,465    $31,728,356    $87,691,737   $31,791,815
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, redemption price and offering price per share:
  Class A Shares:
    Shares outstanding..................................      2,533,675     2,414,235      2,228,099      2,164,534     2,302,222
    Net assets..........................................    $26,046,485   $26,119,856    $26,448,689    $26,687,750   $27,412,514
    Net asset value and redemption price per share......         $10.28        $10.82         $11.87         $12.33        $11.91
    Maximum sales charge per share (5.75 percent of
      offering price; 5.00 percent of public offering
      price for the Conseco Fixed Income Fund)..........            .54           .66            .72            .75           .73
    Maximum offering price per share....................         $10.82        $11.48         $12.59         $13.08        $12.64
  Class B Shares:
    Shares outstanding..................................         22,064       290,826         21,195         41,768       262,742
    Net assets..........................................    $   226,707   $ 3,136,230    $   250,176    $   512,812   $ 3,112,975
    Net asset value, redemption price and offering price
      per share (Note 1)................................         $10.27        $10.78         $11.80         $12.28        $11.85
  Class C Shares:
    Shares outstanding..................................          4,369        82,876         73,331         14,408       101,243
    Net assets..........................................    $    45,002   $   893,268    $   867,230    $   177,373   $ 1,202,956
    Net asset value, redemption price and offering price
      per share (Note 1)................................         $10.30        $10.78         $11.83         $12.31        $11.88
  Class Y Shares:
    Shares outstanding..................................        979,164        36,337        349,017      4,854,011         5,386
    Net assets..........................................    $10,104,264   $   394,111    $ 4,162,261    $60,313,802   $    63,370
    Net asset value and offering price per share........         $10.32        $10.85         $11.93         $12.43        $11.77

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   The accompanying notes are an integral part of these financial statements.

2

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                                                                                                               CONSECO FUND GROUP
                                                                                                          1998 SEMI-ANNUAL REPORT
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                                                      STATEMENTS OF OPERATIONS
                                               FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                                             (UNAUDITED)

                                                                CONSECO        CONSECO       CONSECO
                                                                 FIXED          HIGH          ASSET         CONSECO       CONSECO
                                                                INCOME          YIELD      ALLOCATION       EQUITY          20
                                                                 FUND           FUND          FUND           FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest..............................................      $ 821,000      $275,508      $ 256,500      $ 160,956      $ 64,117
  Dividends (net of $101, $829 and $350 in foreign
    taxes withheld in the Conseco Asset Allocation
    Fund, Conseco Equity Fund and Conseco 20 Fund,
    respectively).......................................             --            --         68,295        334,426        39,163
---------------------------------------------------------------------------------------------------------------------------------
      Total investment income...........................        821,000       275,508        324,795        495,382       103,280
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees..............................         46,486        21,221         61,683        262,880        51,496
  Transfer agent fee....................................         48,427        44,666         61,191         88,699        60,161
  Reports - printing....................................          9,997        10,250          9,447         20,667        10,800
  Administration fee....................................         23,244         7,076         17,625         74,996        14,714
  Audit fees............................................          9,130         6,875          8,635         19,415         8,030
  Director fees and expenses............................          9,855         5,425          9,855          9,855         5,425
  Legal fees............................................         14,642         8,250         14,202         22,276         8,745
  Amortization of organizational costs..................          9,369         4,792          9,369          9,369         4,792
  Insurance.............................................          4,959         4,932          4,959          4,959         4,932
  Custody fees..........................................          2,080         1,155          4,393          5,482         1,749
  Distribution and service fees.........................         19,333        20,876         19,652         29,176        40,437
  Registration and filing fees..........................         13,051         3,365          8,711         17,997         3,095
  Other.................................................            497           493            498            500           493
---------------------------------------------------------------------------------------------------------------------------------
      Total expenses....................................        211,070       139,376        230,220        566,271       214,869
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Less expense reductions - fees waived and/or charged to
  subsidiaries of Conseco, Inc. (Note 3)................       (122,015)      (86,652)      (121,759)      (161,524)      (82,370)
---------------------------------------------------------------------------------------------------------------------------------
      Net expenses......................................         89,055        52,724        108,461        404,747       132,499
---------------------------------------------------------------------------------------------------------------------------------
      Net investment income.............................        731,945       222,784        216,334         90,635       (29,219)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gains on sales of investments..............        272,481       222,486        963,472      7,828,442       821,671
Net change in unrealized appreciation of investments....         36,724        95,962        780,974      1,556,839     1,549,097
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investments........        309,205       318,448      1,744,446      9,385,281     2,370,768
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations..............     $1,041,150      $541,232     $1,960,780     $9,475,916    $2,341,549
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

   The accompanying notes are an integral part of these financial statements.

                                                                               3

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                                            STATEMENTS OF CHANGES IN NET ASSETS

                                                                      CONSECO              CONSECO               CONSECO
                                                                   FIXED INCOME          HIGH YIELD         ASSET ALLOCATION
                                                                       FUND                 FUND                  FUND
                                                            --------------------------   ----------     -------------------------
                                                            SIX MONTHS                   SIX MONTHS     SIX MONTHS
                                                               ENDED          YEAR          ENDED          ENDED         YEAR
                                                             JUNE 30,         ENDED       JUNE 30,       JUNE 30,        ENDED
                                                               1998       DECEMBER 31,      1998           1998      DECEMBER 31,
                                                            (UNAUDITED)       1997       (UNAUDITED)    (UNAUDITED)      1997
---------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
  Net investment income.................................     $  731,945  $  1,068,505      $ 222,784      $ 216,334     $ 319,054
  Net realized gains on sales of investments............        272,481       317,897        222,486        963,472       994,075
  Net change in unrealized appreciation of investments..         36,724       296,011         95,962        780,974       571,105
---------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets from operations........      1,041,150     1,682,413        541,232      1,960,780     1,884,234
---------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A shares........................................       (239,637)      (14,860)      (207,084)      (128,645)      (15,040)
  Class B shares........................................         (3,186)           --        (38,428)        (1,381)           --
  Class C shares........................................           (550)           --         (9,901)        (4,743)           --
  Class Y shares........................................       (447,131)   (1,044,618)        (7,588)       (85,566)     (297,498)
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      Total dividends to shareholders from net
        investment income...............................       (690,504)   (1,059,478)      (263,001)      (220,335)     (312,538)
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders of net capital gains:
  Class A shares........................................           (790)       (1,949)            --        (14,449)      (66,425)
  Class B shares........................................             --            --             --         (1,014)           --
  Class C shares........................................             --            --             --         (3,416)           --
  Class Y shares........................................        (46,463)     (277,723)            --       (153,093)     (787,639)
---------------------------------------------------------------------------------------------------------------------------------
      Total distribution to shareholders of net capital gains   (47,253)     (279,672)            --       (171,972)     (854,064)
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Capital share transactions:
  Net proceeds from sales of shares.....................     27,728,164    22,099,349     30,672,278     30,281,300    12,406,174
  Net asset value of shares issued from reinvestment of
    dividends and distributions.........................        257,918       437,535         61,761         52,769       118,954
  Cost of shares redeemed...............................    (13,896,243)     (884,271)      (468,905)   (13,286,841)     (163,455)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets from capital share
        transactions....................................     14,089,839    21,652,613     30,265,134     17,047,228    12,361,673
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      Total net increase in net assets..................     14,393,232    21,995,876     30,543,365     18,615,701    13,079,305
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Net assets, beginning of period.........................     22,029,226        33,350            100     13,112,655        33,350
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Net assets, end of period...............................    $36,422,458   $22,029,226    $30,543,465    $31,728,356   $13,112,655
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Share data:
  Class A shares:
    Sold................................................      2,518,488        14,325      2,428,761      2,137,878       100,694
    Issued in reinvestment of dividends.................            284           144          4,743          1,421           293
    Redeemed............................................           (245)         (989)       (19,279)       (11,387)       (2,468)
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      Net increase......................................      2,518,527        13,480      2,414,225      2,127,912        98,519
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  Class B shares:
    Sold................................................         22,011            --        290,471         21,197            --
    Issued in reinvestment of dividends.................            136            --            736             43            --
    Redeemed............................................            (83)           --           (381)           (45)           --
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      Net increase......................................         22,064            --        290,826         21,195            --
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  Class C shares:
    Sold................................................          4,401            --         82,691         73,271            --
    Issued in reinvestment of dividends.................              9            --            195            154            --
    Redeemed............................................            (41)           --            (10)           (94)           --
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      Net increase......................................          4,369            --         82,876         73,331            --
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  Class Y shares:
    Sold................................................        155,776     2,195,219         60,060        342,033     1,115,405
    Issued in reinvestment of dividends.................         24,738        43,371            139          2,629        11,424
    Redeemed............................................     (1,355,677)      (85,930)       (23,862)    (1,112,343)      (11,798)
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      Net increase (decrease)...........................     (1,175,163)    2,152,660         36,337       (767,681)    1,115,031
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   The accompanying notes are an integral part of these financial statements.

4

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                                                                                                               CONSECO FUND GROUP
                                                                                                          1998 SEMI-ANNUAL REPORT
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                                     STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                                    CONSECO                             CONSECO
                                                                                    EQUITY                                20
                                                                                     FUND                                FUND
                                                                         --------------------------------             -----------
                                                                         SIX MONTHS                                   SIX MONTHS
                                                                            ENDED                YEAR                    ENDED
                                                                          JUNE 30,               ENDED                 JUNE 30,
                                                                            1998             DECEMBER 31,                1998
                                                                         (UNAUDITED)             1997                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
  Net investment income (loss)...............................           $    90,635           $     4,831             $   (29,219)
  Net realized gains on sales of investments.................             7,828,442             8,301,910                 821,671
  Net change in unrealized appreciation of investments.......             1,556,839             4,828,172               1,549,097
---------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets from operations.............             9,475,916            13,134,913               2,341,549
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Dividends to shareholders from net investment income:
  Class A shares.............................................                (4,988)                   --                      --
  Class B shares.............................................                  (203)                   --                      --
  Class C shares.............................................                   (69)                   --                      --
  Class Y shares.............................................               (57,740)                   --                      --
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      Total dividends to shareholders from net
        investment income....................................               (63,000)                   --                      --
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Distribution to shareholders of net capital gains:
  Class A shares.............................................              (146,454)             (497,491)                     --
  Class B shares.............................................                (5,968)                   --                      --
  Class C shares.............................................                (2,013)                   --                      --
  Class Y shares.............................................            (1,695,227)           (6,140,284)                     --
---------------------------------------------------------------------------------------------------------------------------------
      Total distribution to shareholders of net capital gains            (1,849,662)           (6,637,775)                     --
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Capital share transactions:
  Net proceeds from sales of shares..........................            32,846,687            65,432,881              29,552,737
  Net asset value of shares issued from reinvestment of
    dividends and distributions..............................             1,380,868                    --                      --
  Cost of shares redeemed....................................           (19,309,701)           (6,752,740)               (102,571)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets from capital share
        transactions.........................................            14,917,854            58,680,141              29,450,166
---------------------------------------------------------------------------------------------------------------------------------
      Total net increase in net assets.......................            22,481,108            65,177,279              31,791,715
---------------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period..............................            65,210,629                33,350                     100
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period....................................           $87,691,737           $65,210,629             $31,791,815
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Share data:
  Class A shares:
    Sold.....................................................             1,766,728               455,408               2,304,451
    Issued in reinvestment of dividends......................                 8,693                    --                      --
    Redeemed.................................................               (51,415)              (16,547)                 (2,239)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase...........................................             1,724,006               438,861               2,302,212
---------------------------------------------------------------------------------------------------------------------------------
  Class B shares:
    Sold.....................................................                44,805                    --                 267,950
    Issued in reinvestment of dividends......................                   231                    --                      --
    Redeemed.................................................                (3,268)                   --                  (5,208)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase...........................................                41,768                    --                 262,742
---------------------------------------------------------------------------------------------------------------------------------
  Class C shares:
    Sold.....................................................                14,408                    --                 102,028
    Issued in reinvestment of dividends......................                     4                    --                      --
    Redeemed.................................................                    (4)                   --                    (785)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase...........................................                14,408                    --                 101,243
---------------------------------------------------------------------------------------------------------------------------------
  Class Y shares:
    Sold.....................................................               838,559             5,992,638                   5,790
    Issued in reinvestment of dividends......................                97,996                    --                      --
    Redeemed.................................................            (1,501,530)             (575,320)                   (404)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)................................              (564,975)            5,417,318                   5,386
---------------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
REPORT FROM THE
CONSECO FIXED INCOME FUND ADVISER

The economic environment in the first half of 1998 proved to be positive for both the economy and the domestic financial markets. During this period we experienced above-trend growth in the U.S. economy, slowing inflation, and lower interest rate levels. While the economy posted strong growth numbers through the first half of 1998, we believe there is considerable evidence - particularly from recent jobs growth, industrial productions, and trade data - for a significant slowdown during the second half of the year.

With the unemployment rate bouncing off a 28-year low, there is little slack in our labor markets. Historically, this would result in a pickup in the inflation rate. The improvement in productivity throughout the economy, however, has allowed for a higher rate of economic growth without higher inflation.

For the first six months of 1998, the Conseco Fixed Income Fund Class A shares returned 4.48%* versus the Lehman Brothers Aggregate Bond Index return of 3.93%. The Conseco Fixed Income Fund's investment philosophy is deeply rooted in this belief: by investing in securities we consider undervalued, we will provide better returns without assuming significant levels of risk. We implement our investment strategies utilizing proprietary research gleaned from our team of securities analysts, and we strive to achieve every advantage to earn incremental return for the Fund.

During the first half of 1998, we found value in two primary areas of the corporate bond market: the industrial sector and the bank/finance sector. Within the industrial sector, several securities offered excellent return potential. We continue to hold Waste Management (Baa3/BBB) which our analysts consider to be fundamentally undervalued in the environmental/waste management sector.

One of the cheapest sectors of the corporate bond market has been Real Estate Investment Trusts (REITs). The income potential from bonds in this sector remains very attractive. We invested in several shorter-maturity issues during the period, including Equity Office Products (Baa1/BBB) and Simon DeBartolo (Baa1/BBB+). Another sector we currently like is cable and media. We built a position in Telecommunications Inc. (Baa3/BBB-) based on improving balance sheet fundamentals and profitability. The recently announced merger with AT&T (Aa3/AA-) has helped to further tighten its yield spread over U.S. Treasury securities.

The strength and health of our financial markets can be attributed, in part, to a very healthy bank system. Because of this strength in the U.S. economy, which is currently in its eighth year of expansion, one of our investment themes has been to invest in several of the regional banks while underweighting the money center banks. With the trend toward consolidation, we look for value in certain banks which our analysts consider to be underrated, but which have the potential for an upgrade either through a merger or improved fundamentals. Consistent with this theme, we have invested in the debt of Key Bank (A1/A) and U.S. Bancorp (A1/A) during the first half of the year.

Looking forward, we expect interest rates to remain stable as a shrinking industrial sector, combined with trade imbalances, helps to slow U.S. economic growth. We believe the Federal Reserve will not alter monetary policy until the financial crisis in Southeast Asia is under control. Until that monetary policy direction is clear, the shape of the yield curve will remain flat, and investors may find better opportunities investing in shorter-maturity securities. We also believe the low level of unemployment during the first half of 1998 may cause some pressure on wages. We are confident that this is an excellent environment for bond investors.

/s/ Gregory J. Hahn
-------------------
Gregory J. Hahn, CFA
Senior Vice President
Portfolio Manager
Conseco Capital Management, Inc.

----------
* Performance quoted represents past performance and is not indicative of future results. Performance returns will vary.The performance listed above is for Class A shares only and does not reflect sales charges. Performance results for Classes B, C &Y will vary based on each class's respective expenses and sales charges.

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                            CONSECO FIXED INCOME FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES

                                  JUNE 30, 1998
                                   (UNAUDITED)
  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
CORPORATE BONDS (51.23% OF TOTAL INVESTMENTS) (A)
APPAREL AND OTHER FINISHED PRODUCTS (.72%)
     250,000   Tommy Hilfiger Corporation,
                 6.500%, due 06/01/2003 .........   $   250,584
                                                    -----------
AUTO REPAIR AND PARKING (3.46%)
     200,000   Amerco-MTN, 7.440%,
                 due 10/02/2006 .................       212,848
     100,000   Amerco-MTN, 6.710%,
                 due 10/15/2008 .................       103,125
     575,000   Amerco-MTN, 7.470%,
                 due 01/15/2027 .................       634,628
     250,000   Apcoa, Inc., 9.250%,
                 due 03/15/2008 (c)
                 Cost - $250,000;
                 Acquired - 03/25/1998 ..........       249,375
                                                    -----------
                                                      1,199,976
                                                    -----------
BUSINESS SERVICES (.48%)
     250,000   Pinnacle Holdings, Inc., 0.000%,
                 due 03/15/2003 (c)
                 Cost - $153,685;
                 Acquired - 03/17/1998 ..........       165,000
                                                    -----------
CHEMICALS AND ALLIED PRODUCTS (.90%)
     300,000   Smith International, Inc., 7.00%,
                 due 09/15/2007 .................       313,470
                                                    -----------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (3.79%)
     500,000   Cable and Wireless
                 Communications PLC,
                 6.625%, due 03/06/2005 .........       509,590
     200,000   MCI Communications
                 Corporation, 6.125%,
                 due 04/15/2002 .................       200,410
     300,000   SK Telecom Co., Ltd., 7.750%,
                 due 04/29/2004 .................       252,157
     250,000   Telecommunications, Inc.,
                 10.125%, due 04/15/2022 ........       352,155
                                                    -----------
                                                      1,314,312
                                                    -----------
DEPOSITORY INSTITUTIONS (7.43%)
     450,000   Dao Heng Bank Ltd., 7.750%,
                 due 01/24/2007 (c)
                 Cost - $444,493;
                 Acquired - 01/16/1997
                 and 04/30/1997 .................       364,451
   1,000,000   Huntington Banks, 6.600%,
                 due 06/15/2018 .................       989,486
     100,000   Hutchison Whampoa Finance,
                 YANK, Series B, 7.450%,
                 due 08/01/2017 (c)
                 Cost - $92,520;
                 Acquired - 10/23/1997 ..........        79,806
     300,000   Key Bank NA, 6.500%,
                 due 10/15/2027 .................       305,132
     250,000   Korea Development Bank,
                 6.250%, due 05/01/2000 .........       228,449
     250,000   St. Paul Bancorp, 7.125%,
                 due 02/15/2004 .................       258,057
     350,000   U.S. Bancorp, 6.500%,
                 due 02/01/2008 .................       351,169
                                                    -----------
                                                      2,576,550
                                                    -----------
DURABLE GOODS - WHOLESALE (1.24%)
     400,000   Pioneer Standard Electronics Inc.,
                 8.500%, due 08/01/2006 .........       430,871
                                                    -----------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (4.86%)
     500,000   MCN Investment Corporation,
                 6.350%, due 04/02/2012 .........       503,070
     250,000   Southwest Gas Company,
                 9.750%, due 06/15/2002 .........       280,656
     500,000   The United Illuminating Company,
                 6.250%, due 12/15/2002 .........       496,859
     400,000   Waste Management, Inc.,
                 6.625%, due 07/15/2002 .........       404,801
                                                    -----------
                                                      1,685,386
                                                    -----------
FOOD STORES (2.88%)
   1,000,000   Kroger Co., 6.000%,
                 due 07/01/2000 .................       998,328
                                                    -----------
GENERAL MERCHANDISE STORES (1.00%)
     350,000   Shopko Stores, Inc., 6.500%,
                 due 08/15/2003 .................       347,223
                                                    -----------
HOME FURNITURE AND EQUIPMENT STORES (1.43%)
     500,000   MacSaver Financial Services,
                 7.875%, due 08/01/2003 .........       493,963
                                                    -----------
FIRE, MARINE AND CASUALTY INSURANCE (.59%)
     200,000   Horace Mann Educator, 6.625%,
                 due 01/15/2006 .................       203,889
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                            CONSECO FIXED INCOME FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)

  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
INDUSTRIAL COMMERCIAL MACHINERY, COMPUTERS (.54%)
     200,000   Morris Materials Handling, 9.500%,
                 due 04/01/2008 (c)
                 Cost - $197,500;
                 Acquired - 05/06/1998 ..........   $   187,500
                                                    -----------
INSURANCE COMPANIES (2.72%)
     300,000   Delphi Financial, 8.000%,
                 due 10/01/2003 .................       309,081
     200,000   Delphi Funding LLC, 9.310%,
                 due 03/25/2027 .................       223,370
     150,000   Equitable Companies Inc.,
                 7.000%, 04/01/2028 .............       155,694
     250,000   Terra Nova Insurance (UK)
                 Holdings PLC, 7.000%,
                 due 05/15/2008 (c)
                 Cost - $249,748;
                 Acquired - 05/12/1998 ..........       255,862
                                                    -----------
                                                        944,007
                                                    -----------
LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (2.11%)
     700,000   West Fraser Mill, 7.250%,
                 due 09/15/2002 (c)
                 Cost - $695,920;
                 Acquired - 01/06/1997
                 and 04/30/1997 .................       730,080
                                                    -----------
MISCELLANEOUS RETAIL (.32%)
     100,000   Michael Stores, Inc., 10.875%,
                 due 06/15/2006 .................       111,500
                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.08%)
     350,000   Safeco Capital Trust I, 8.072%,
                 due 07/15/2037 .................       375,641
                                                    -----------
OIL AND GAS EXTRACTION (1.58%)
     200,000   Cerro Negro Finance, Ltd.,
                 Series B, 7.900%,
                 due 12/01/2020 (c)
                 Cost - $194,464;
                 Acquired - 06/16/1998 ..........       194,500
     200,000   Occidental Petroleum
                 Corporation, 6.400%,
                 due 04/01/2003 .................       201,596
     150,000   Vastar Resources, Inc., 6.000%,
                 due 04/20/2000 .................       150,134
                                                    -----------
                                                        546,230
                                                    -----------
PAPER AND ALLIED PRODUCTS (.31%)
     100,000   Westavaco Corporation,
                 10.300%, due 01/15/2019 ........       106,234
                                                    -----------
PETROLEUM REFINING (2.39%)
     278,000   Pennzoil Company, 9.625%,
                 due 11/15/1999 .................       289,897
     400,000   Pennzoil Company, 10.625%,
                 due 06/01/2001 .................       414,390
     100,000   USX Corporation, 9.375%,
                 due 02/15/2012 .................       122,950
                                                    -----------
                                                        827,237
                                                    -----------
REAL ESTATE (.62%)
     200,000   Corporate Property Investment,
                 9.000%, due 03/15/2002 (c)
                 Cost - $219,360;
                 Acquired - 03/17/1998 ..........       214,797
                                                    -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) (3.89%)
     400,000   Chelsea GCA Realty Partnership,
                 L.P., 7.250%, due 10/21/2007           400,715
                                                    -----------
     200,000   EOP Operating Limited Partnership,
                 6.375%, due 02/15/2003 (c)
                 Cost - $199,648;
                 Acquired - 06/02/1998 ..........       199,242
     250,000   EOP Operating Limited Partnership,
                 6.763%, due 06/15/2007 (c)
                 Cost - $250,000;
                 Acquired - 06/10/1998 ..........       250,823
     500,000   Simon Debartolo Group, L.P.,
                 6.750%, due 06/15/2005 (c)
                 Cost - $497,025;
                 Acquired - 06/16/1998 ..........       498,206
                                                    -----------
                                                      1,348,986
                                                    -----------
SECURITY AND COMMODITY BROKERS (4.52%)
     500,000   Merrill Lynch & Co., Inc.,
                 6.750%, due 06/01/2028 .........       507,770
     650,000   Morgan Stanley Finance PLC,
                 8.030%, due 02/25/2017 .........       737,431
     200,000   Paine Webber Group, 9.250%,
                 due 12/15/2001 .................       218,984
     100,000   Salomon, Inc., Series C - MTN,
                 6.500%, due 08/15/2003 .........       101,796
                                                    -----------
                                                      1,565,981
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

                            CONSECO FIXED INCOME FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)
  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
STONE, CLAY, GLASS, CONCRETE (.59%)
     200,000   Owens Corning, 7.500%,
                 due 05/01/2005 .................   $   204,160
                                                    -----------
TRANSPORTATION EQUIPMENT (1.78%)
     500,000   GMAC, 7.125%,
                 due 05/01/2001 .................       514,982
     100,000   Stena Line AB, 10.625%,
                 due 06/01/2008 .................       101,750
                                                    -----------
                                                        616,732
                                                    -----------
               TOTAL CORPORATE BONDS
                 (COST $17,523,498) .............   $17,758,637
                                                    -----------
MUNICIPAL BONDS (3.87% OF TOTAL INVESTMENTS) (A)
     135,000   Augusta GA HSG Rehab Agency,
                 7.900%, due 03/01/1999 .........       136,355
     100,000   Doylestown Pennsylvania,
                 Hospital Authority, Revenue,
                 8.375%, due 07/01/2008 .........       107,160
     300,000   Fort Worth Texas Higher Ed Fin,
                 Revenue, 7.50%,
                 due 10/01/2006 .................       307,105
     200,000   Louisiana Dept. of Public Safety,
                 6.650%, due 11/01/2008 .........       203,170
     371,716   Philadelphia PA, Authority for
                 Industrial Development,
                 Revenue, 6.488%,
                 due 06/15/2004 .................       383,531
     200,000   Reeves County Texas Certificates
                 of Participation, 6.700%,
                 due 03/31/2005 .................       202,135
                                                    -----------
               TOTAL MUNICIPAL BONDS
                 (COST $1,312,865) ..............   $ 1,339,456
                                                    -----------
ASSET BACKED SECURITIES
(4.23% OF TOTAL INVESTMENTS) (A)
     500,000   California Infrastructure 1997-1
                 A6, 6.380%, due 09/25/2008 .....       507,128
     140,726   Copelco Capital Funding
                 Corporation, Series -
                 1996-A 6.340%,
                 due 07/20/2004 .................       141,386
     394,249   Green Tree Recreational
                 Equipment & Consumer
                 Trust, 97-C B, 6.750%,
                 due 02/15/2018 .................       390,922
      48,280     Lehman FHA Title 1 Loan
                 Trust 96-2 A2, 6.78%,
                 due 03/25/2008 .................        48,549
     100,000   National Car Rental Financing
                 Limited Partnership 1996-1 A2,
                 6.800%, due 04/20/2000 .........       100,219
     114,118   New York City Tax Lien 1996-1 B,
                 6.910%, due 05/25/2005 .........       114,407
     160,850   Rural Housing Trust 1987-1 3B,
                 7.330%, due 04/01/2026 .........       164,734
                                                    -----------
               TOTAL ASSET BACKED SECURITIES
                 (COST $1,466,356) ..............   $ 1,467,345
                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS
(9.86% OF TOTAL INVESTMENTS) (A)
     500,000   CMO Iroquois Trust 1997-C4
                 A1 A, 7.000%,
                 due 12/15/2006 .................       504,258
     500,000   CS First Boston Mortgage
                 Securities Corporation,
                 Series 1998-C1
                 Class A1A, 6.260%,
                 due 04/11/2030 .................       502,500
     184,882   FHLMC Structured Pass Through
                 Securities T - 4 A1, 7.630%,
                 due 08/25/2022 .................       190,082
     100,000   FNMA, Series 1994-63
                 Class PK, 7.000%,
                 due 04/25/2024 .................       103,912
     127,844   Midland Realty Acceptance
                 Corporation, 7.315%,
                 due 08/25/2028 .................       131,132
     455,004   JP Morgan Commercial Mortgage
                 Finance Corporation 97-C4 A1,
                 6.939%, due 12/26/2028 .........       463,952
   1,000,000   Mortgage Capital Funding Inc.,
                 6.325%, due 12/01/2003 .........     1,005,000
     500,000   Paine Webber Mtg Accept. Corp.
                 CMO, 6.900%, due 01/02/2012 ....       516,875
                                                    -----------
               TOTAL COLLATERALIZED MORTGAGE
                 OBLIGATIONS
                 (COST $3,376,347) ..............   $ 3,417,711
                                                    -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(27.34% OF TOTAL INVESTMENTS) (A)
     756,994   Federal Home Loan Mortgage
                 Corp., #G00479, 9.000%,
                 due 04/01/2025 .................       804,261
      86,179   Federal National Mortgage Assn.,
                 7.000%, due 11/01/2026 .........        87,539
     174,100   Federal National Mortgage
                 Assn., #250307,
                 7.500%, due 07/01/2025 .........       178,777

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                            CONSECO FIXED INCOME FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)

  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
   4,000,000   U.S. Treasury Note, 5.625%,
                 due 04/30/2000 .................   $ 4,008,752
   2,500,000   U.S. Treasury Note, 5.375%,
                 due 02/15/2001 .................     2,492,190
     300,000   U.S. Treasury Note, 5.500%,
                 due 05/31/2003 .................       300,094
     250,000   U.S. Treasury Note, 6.500%,
                 due 05/15/2005 .................       263,984
   1,250,000   U.S. Treasury Note, 6.125%,
                 due 11/15/2027 .................     1,339,845
                                                    -----------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (COST $9,450,290) ..............   $ 9,475,442
                                                    -----------
PREFERRED STOCK (.59% OF TOTAL INVESTMENTS) (A)
NON-DEPOSITORY CREDIT INSTITUTIONS (.59%)
       2,000   River Holding Corp., 11.5%,
                 due 4/15/2010, PIK (c)
                 Cost - $200,000;
                 Acquired - 04/02/1998 ..........       203,500
                                                    -----------
               TOTAL PREFERRED STOCK
                 (COST $200,000) ................   $   203,500
                                                    -----------
COMMERCIAL PAPER (2.88% OF TOTAL INVESTMENTS) (A) NON-DEPOSITORY CREDIT INSTITUTIONS (2.88%)
   1,000,000   General Electric Capital
                 Corporation, 6.100%,
                 due 07/01/1998 .................   $   999,831
                                                    -----------
               TOTAL COMMERCIAL PAPER
                 (COST $999,831) ................       999,831
                                                    -----------
               TOTAL INVESTMENTS
                 IN SECURITIES
                 (COST $34,329,187) (B) .........   $34,661,922
                                                    ===========

----------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Cost also represents cost for federal income tax purposes.
(c) Restricted under Rule 144(A) of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT FROM THE CONSECO HIGH YIELD
FUND ADVISER

The high yield market was very active during the entire first half of 1998. Investor demand was robust, with a total of $97.2 billion in new issuance through June, as compared with $55.3 billion last year. The fundamentals of the high yield market were positive, with $8.5 billion in cash flows supporting the record pace of issuance. This balanced supply/demand condition was a result of increased buying from mutual funds, insurance companies, and institutional managers.

The market was consistently strong in the first quarter. As we entered the second quarter, April and May experienced excess supply, but investors' demand remained strong. It was not until June that slowing cash flows negatively impacted the market, weakening demand. Even repeat issuers with strong operating histories in the high yield market faced a difficult pricing environment, and often had to price their bonds at an above-average premium to prevailing rates. In addition, the market saw significant issuance from early stage telecommunications companies, which were less attractive due to their thin operating histories.

In spite of the weakening market during the second quarter, the Conseco High Yield Fund outperformed significantly over the reported period. Through June 30th, the Conseco High Yield Fund Class A shares returned 10.96%*, compared to the Merrill Lynch High Yield Index, which posted a 4.51% return.

There were a number of issues with noteworthy performance during the six-month period. For example, the Fund purchased USA Mobile Communications, an operating subsidiary of Arch Communication Group, at 90.75 on perceived credit weakness and sold at 97.00 when the market realized the pricing inefficiency.

The Conseco High Yield Fund exploited another of these pricing inefficiencies by purchasing Gaylord Container, a producer of shipping cardboard. The Fund bought at 98.375, then later sold at 102.875 when the market realized that Gaylord's product was positioned to capitalize on a strong labor environment.

The U.S. economy is now in its eighth year of expansion. This, combined with deflationary price pressures from the Southeast Asian economies, has produced a decline in several commodity prices. This lack of price pressure has steered us clear of several of the cyclical sectors, including paper and forest products and chemicals. We remain favorable on the telecommunications sector, media, healthcare, and retail.

As we enter into the third quarter of 1998, we see the slowdown in new issuance has set the stage for a moderate recovery in high yield. As investor confidence returns, cash flows into high yield mutual funds should increase, which could further support the primary and secondary markets. We will add more seasoned and better-positioned names in selected sectors of the Conseco High Yield Fund, striving for issue-specific timing of those transactions.

Looking forward, we expect to experience stability in interest rates as a shrinking industrial sector, combined with trade imbalances, helps to slow U.S. economic growth. We believe the Federal Reserve will remain on the sidelines and not alter monetary policy until the financial crisis in Southeast Asia is under control. While we have experienced some easing in our labor markets recently, the low level of unemployment during the first half of 1998 may cause some pressure on wages. Still, we believe this is an excellent environment for high yield bond investors.

/s/ Peter C. Andersen                       /s/ William F. Ficca
---------------------                       --------------------
Peter C. Andersen, CFA                      William F. Ficca
Second Vice President                       Vice President
Portfolio Manager                           Director of Research
Conseco Capital Management, Inc.            Conseco Capital Management, Inc.

----------
* Performance quoted represents past performance and is not indicative of future results. Performance returns will vary.The performance listed above is for Class A shares only and does not reflect sales charges. Performance results for Classes B, C &Y will vary based on each class's respective expenses and sales charges.

--------------------------------------------------------------------------------
                             CONSECO HIGH YIELD FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
CORPORATE BONDS (97.18% OF TOTAL INVESTMENTS) (A)
AGRICULTURAL SERVICES (2.71%)
     750,000   Moll Industries, 10.500%,
                 due 07/01/2008 (c)
                 Cost - $750,000;
                 Acquired - 06/23/1998 ..........   $   768,750
                                                    -----------
AMUSEMENT AND RECREATIONS SERVICES (.54%)
     150,000     Park N View Inc., 13.000%,
                   due 05/15/2008 (c)
                   Cost - $150,000;
                   Acquired - 05/20/1998 ........       152,250
                                                    -----------
APPAREL AND OTHER FINISHED PRODUCTS (2.69%)
     750,000   Norton McNaughton, 12.500%,
                 due 06/01/2005 (c)
                 Cost - $750,000;
                 Acquired - 06/12/1998 ..........       761,250
                                                    -----------
BUSINESS SERVICES (2.33%)
   1,000,000   Pinnacle Holdings Inc, 0.000%,
                 due 03/15/2008 (c)
                 Cost - $655,000;
                 Acquired - 06/11/1998 ..........       660,000
                                                    -----------
CHEMICALS AND ALLIED PRODUCTS (2.73%)
     750,000   Carson Inc, Series B, 10.375%,
                 due 11/01/2007 .................       774,375
                                                    -----------
COAL MINING (2.32%)
     650,000     Lodestar Holdings Inc., 11.500%,
                   due 05/15/2005 (c)
                   Cost - $648,750; Acquired -
                   05/12/1998 and 06/16/1998 ....       656,500
                                                    -----------
COMMUNICATIONS (25.14%)
     500,000   Advanstar Communications,
                 9.250%, due 05/01/2008 (c)
                 Cost - $502,500;
                 Acquired - 06/12/1998 ..........       505,625
     500,000   Antenna TV SA, 9.000%,
                 due 08/01/2007 .................       505,000
   1,000,000   Arch Communications Inc.,
                 12.750%, due 07/01/2007 (c)
                 Cost - $980,490;
                 Acquired - 06/24/1998 ..........     1,011,250
     200,000   Globalstar LP/Capital, 11.500%,
                 due 06/01/2005 (c)
                 Cost - $197,632;
                 Acquired - 05/15/1998 ..........       195,750
   1,410,000   Lin Holdings Corp, 0.000%,
                 due 03/01/2008 (c)
                 Cost - $937,655;
                 Acquired - 02/18/1998,
                 06/15/1998 and 06/24/1998              958,800
     750,000   Microcell Telecommunications,
                 0.000%, due 06/01/2006 .........       560,625
     750,000   Mobile Telecomm Technology
                 13.500%, due 12/15/2002 ........       866,250
   1,000,000   Nextel Communications,
                 0.000%, due 02/15/2008 (c)
                 Cost $630,000;
                 Acquired - 06/17/1998 ..........       643,750
     170,000   Pagemart Wireless Inc.,
                 0.000%, due 02/01/2008 .........       105,400
     750,000   Rogers Cablesystems Ltd,
                 11.000%, due 12/01/2015 ........       871,875
     500,000   Rogers Cantel Inc., 9.375%,
                 due 06/01/2008 .................       521,250
     213,000   SK Telecom Co. Ltd., 7.750%,
                 due 04/29/2004 .................       179,031
     190,000   Viatel Inc., 11.250%,
                 due 04/15/2008 .................       199,500
                                                    -----------
                                                      7,124,106
                                                    -----------
EATING AND DRINKING PLACES (2.79%)
     750,000   Friendly Ice Cream, 10.500%,
                 due 12/01/2007 .................       791,250
                                                    -----------
ELECTRIC, GAS, COGENERATION, SANITARY
SERVICE (5.42%)
     750,000   AES Corp., 8.500%,
                 due 11/01/2007 .................       761,250
     750,000   Niagara Mohawk Power,
                 7.750%, due 10/01/2008 .........       773,437
                                                    -----------
                                                      1,534,687
                                                    -----------
ELECTRICAL EQUIPMENT, EXCEPT
COMPUTERS (.28%)
     100,000   Hyundai Semiconductor, 8.625%,
                 due 05/15/2007 (c)
                 Cost - $82,500;
                 Acquired - 05/04/1998 ..........        79,113
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

                             CONSECO HIGH YIELD FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)

  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
ENGINEERING, MANAGEMENT, RELATED SERVICES (.33%)
     100,000   ATC Group Services Inc.,
                 12.000%, due 01/15/2008 (c)
                 Cost - $100,000;
                 Acquired - 01/22/1998 ..........   $    92,500
                                                    -----------
FOOD STORES (2.46%)
     650,000   Jitney-Jungle Stores, 10.375%,
                 due 09/15/2007 .................       697,125
                                                    -----------
GENERAL MERCHANDISE STORES (3.43%)
     150,000   Kmart Corp., 12.500%,
                 due 03/01/2005 .................       188,455
     750,000   Specialty Retailers, Series B,
                 9.000%, due 07/15/2007 .........       784,688
                                                    -----------
                                                        973,143
                                                    -----------
HEALTH SERVICES (7.43%)
     800,000   Fountain View Inc, 11.250%,
                 due 04/15/2008 (c)
                 Cost - $815,313; Acquired -
                 04/09/1998, 06/11/1998
                 and 06/16/1998 .................       818,000
     500,000   Hudson Respiratory Care,
                 9.125%, due 04/15/2008 (c)
                 Cost - $495,000;
                 Acquired - 06/11/1998 ..........       490,000
     100,000   Medpartners Inc., 7.375%,
                 due 10/01/2006 .................        89,287
     700,000   Tenet Healthcare Corp.,
                 8.125%, due 12/01/2008 (c)
                 Cost - $702,125;
                 Acquired - 06/03/1998
                 and 06/11/1998 .................       707,875
                                                    -----------
                                                      2,105,162
                                                    -----------
HOLDING, OTHER INVESTMENT OFFICES (2.63%)
     750,000   CRIMMI Mae Inc., 9.125%,
                 due 12/01/2002 .................       744,375
                                                    -----------
HOTELS, OTHER LODGING PLACES (1.86%)
     500,000   Sun International Hotels,
                 9.000%, due 03/15/2007 .........       527,500
                                                    -----------
INSURANCE CARRIERS (2.73%)
     750,000   Oxford Health Plans, 11.000%,
                 due 05/15/2005 (c)
                 Cost - $767,500;
                 Acquired - 05/07/1998
                 and 06/12/1998 .................       772,500
                                                    -----------
LEATHER AND LEATHER PRODUCTS (2.24%)
     650,000   Nine West Group Inc., 9.000%,
                 due 08/15/2007 (c)
                 Cost - $636,250;
                 Acquired - 06/08/1998
                 and 06/11/1998 .................       633,750
                                                    -----------
METAL MINING (1.43%)
     500,000   Pohang Iron & Steel Co Ltd,
                 7.125%, due 07/15/2004 .........       405,055
                                                    -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES (.37%)
     200,000   V2 Music Holdings, 0.000%,
                 due 04/15/2008 (c)
                 Cost - $102,402;
                 Acquired - 05/01/1998 ..........       104,000
                                                    -----------
MISCELLANEOUS RETAIL (.79%)
     200,000   Michaels Stores Inc., 10.875%,
                 due 06/15/2006 .................       223,000
                                                    -----------
MOTION PICTURES (2.17%)
     600,000   Hollywood Entertainment,
                 Series B, 10.625%,
                 due 08/15/2004 .................       615,000
                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (2.78%)
     750,000   Metris Companies Inc., 10.000%,
                 due 11/01/04 ...................       787,500
                                                    -----------
NON-DURABLE GOODS-WHOLESALE (2.69%)
     750,000   Aurora Foods Inc., 8.750%,
                 due 07/01/2008 (c)
                 Cost - $750,000;
                 Acquired - 06/26/1998 ..........       763,125
                                                    -----------
OIL AND GAS EXTRACTION (7.34%)
     750,000   Grey Wolf Inc., 8.875%,
                 due 07/01/2007 .................       727,500
     200,000   Northern Offshore ASA,
                 10.000%, due 05/15/2005 (c)
                 Cost - $200,000;
                 Acquired - 05/05/1998 ..........       192,000

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                             CONSECO HIGH YIELD FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)

  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
OIL AND GAS EXTRACTION (continued)
     841,000   Pride Petroleum Svcs Inc.,
                 9.375%, due 05/01/2007 .........   $   889,358
     250,000   Triton Energy Ltd., 9.250%,
                 due 04/15/2005 .................       271,532
                                                    -----------
                                                      2,080,390
                                                    -----------
PAPER AND ALLIED PRODUCTS (.48%)
     195,000   Pindo Deli Fin Mauritius,
                 10.750%, due 10/01/2007 ........       136,988
                                                    -----------
PRIMARY METAL INDUSTRIES (.98%)
     250,000   NS Group Inc., 13.500%,
                 due 07/15/2003 .................       277,500
                                                    -----------
RUBBER AND MISCELLANEOUS PLASTICS (2.25%)
     500,000   RBX Corp., 12.000%,
                 due 01/15/2003 (c)
                 Cost - $490,000;
                 Acquired - 06/11/1998 ..........       487,500
     250,000   RBX Corp., 11.250%,
                 due 10/15/2005 .................       150,938
                                                    -----------
                                                        638,438
                                                    -----------
TEXTILE MILL PRODUCTS (.28%)
     200,000   Polysindo Intl Finc Co.,
                 11.375%, due 06/15/2006 ........        78,500
                                                    -----------
TRANSPORTATION EQUIPMENT (4.84%)
     750,000   Federal-Mogul Corp, 7.750%,
                 due 07/01/2006 .................       749,730
     500,000   Sabreliner Corp, 11.000%,
                 due 06/15/2008 (c)
                 Cost - $500,000;
                 Acquired - 06/19/1998 ..........       502,500
     140,000   Tata Engineering & Locom,
                 7.875%, due 07/15/2007 (c)
                 Cost - $125,593;
                 Acquired - 03/15/1998 ..........       119,543
                                                    -----------
                                                      1,371,773
                                                    -----------
WATER TRANSPORTATION (.72%)
     200,000   Stena Line AB, 10.625%,
                 due 06/01/2008 .................       203,500
                                                    -----------
               TOTAL CORPORATE BONDS
                 (COST $27,435,089) .............   $27,533,105
                                                    -----------
ASSET BACKED SECURITIES
(.36% OF TOTAL INVESTMENTS) (A)
     100,000   Morgan Stanley Aircraft Finance,
                 Series 1A, Class D1, 8.700%,
                 due 03/15/2023 .................       101,438
                                                    -----------
               TOTAL ASSET BACKED SECURITIES
                 (COST $100,000) ................   $   101,438
                                                    -----------
PREFERRED STOCK
(2.46% OF TOTAL INVESTMENTS) (A)
NON-DEPOSITORY CREDIT INSTITUTIONS (1.07%)
       3,000   River Holding Corp, 11.500%,
                 due 04/15/2010 PIK PFD (c)
                 Cost - $300,000;
                 Acquired - 01/05/1998
                 and 06/11/1998 .................       305,250
                                                    -----------
TEXTILE MILL PRODUCTS (.36%)
       4,026   Anvil Holdings PFD Series B,
                 13.000% ........................       101,657
                                                    -----------
TELECOMMUNICATIONS (1.03%)
         200   Benedek Communications PFD,
                 11.500% (c) Cost - $200,000;
                 Acquired - 05/07/1998 ..........       196,500
                                                    -----------
          82   IXC Communications Inc.,
                 Series B PFD 12.500%,
                 due 08/15/2009 .................        94,915
                                                    -----------
                                                        291,415
                                                    -----------
               TOTAL PREFERRED STOCK
                 (COST $701,814) ................   $   698,322
                                                    -----------
               TOTAL INVESTMENTS
                 IN SECURITIES
                 (COST $28,236,903) (B) .........   $28,332,865
                                                    ===========

----------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Cost also represents cost for federal income tax purposes.
(c) Restricted under Rule 144(A) of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                         1998 Semi-Annual Report
--------------------------------------------------------------------------------

REPORT FROM THE CONSECO ASSET
ALLOCATION FUND ADVISER

Amidst first half 1998 fears that failing Asian markets would begin to drag down the U.S. economy, that weakness actually stimulated the U.S. financial markets. Incremental demand for oil and other resource inputs dropped, and falling interest rates resulted in increased financing activity. The U.S. posted stronger than expected housing starts and resale sales.

With the unemployment rate up only slightly from a 28-year low, there is little slack in the U.S. labor markets. Historically, this would result in a pickup of the inflation rate. The improvement in productivity throughout the economy, though, is allowing a higher rate of economic growth without higher inflation. While the economy posted strong growth numbers through the first half of 1998, we believe there is considerable evidence - in job growth, industrial productions, and trade data - for a significant slowdown in the second half of the year.

In the equity markets, larger cap stocks continued to outpace small and mid-cap stocks. As we mention in the Conseco Equity Fund letter, large cap mania is beginning to create some serious market anomalies. We are concerned that this appetite for large cap stocks at virtually any price may just reflect current U.S. investor demographics. In an effort to save for retirement through 401(k) contributions into mutual funds, Baby boomers have poured huge amounts of money into the market. These funds must be put to work quickly, and are being used to buy stock without regard for the valuations assigned to the issuers.

For the six months ended June 30, 1998, the Conseco Asset Allocation Fund Class A shares returned 12.72%*, compared to the 50% S&P 400 Midcap/50% Lehman Brothers Aggregate benchmark, which posted a 6.28% return for the same period.

Among the Fund's equity holdings, throughout the first half of 1998, two standout names are Quorum Health Group, Inc., and Comverse Technology. We purchased Quorum last year amid negative sentiment surrounding the for-profit hospital industry due to Columbia Healthcare's problems. We believed that Quorum's strong management philosophy and business model were in stark contrast to Columbia, and were proven right. After a brief acquisition slowdown, we saw Quorum's deal activity pick up, and we enjoyed a return to the stock's previous multiple.

We were able to buy Comverse Technology at a three-year low point in its price and price-to-earnings multiple. Comverse (which recently merged with competitor Boston Technology) is involved in enhanced voice messaging for wired and wireless networks, and was being overlooked by the market due to revenue-related Asian exposure. We saw an opportunity to purchase an outstanding company with sustainable growth potential, even with the Asian exposure. When the company reported fourth quarter 1997 earnings in February, the stock rebounded nicely.

On the fixed income side, we continue to hold Waste Management (Baa3/BBB) which our analysts consider to be fundamentally undervalued in the environmental/waste management sector. We invested in several shorter-maturity Real Estate Investment Trusts (REITS), including Equity Office Products (Baa1/BBB) and Simon DeBartolo (Baa1/BBB+). We also invested in the debt of Key Bank (A1/A) during the first half of the year. We believe that, with the trend toward consolidation, we should look for value in regional banks which our analysts consider to be underrated, but which have the potential for an upgrade either through a merger or improved fundamentals.

Looking forward, we expect interest rates to remain stable as U.S. economic growth slows. We believe the Federal Reserve will not alter monetary policy until the financial crisis in Southeast Asia is under control. As we move into the second half of 1998, we expect a slowdown in corporate profits, particularly once second quarter earnings are fully tallied.

Despite this cautionary outlook on the broader market, we remain confident that our bottom-up style of selecting reasonably valued securities - stocks and bonds
- will serve our shareholders well.

/s/ Gregory J. Hahn                        /s/ Thomas J. Pence
-------------------                        -------------------
Gregory J. Hahn, CFA                       Thomas J. Pence, CFA
Senior Vice President                      Senior Vice President
Portfolio Manager                          Portfolio Manager
Conseco Capital Management, Inc.           Conseco Capital Management, Inc.

* Performance quoted represents past performance and is not indicative of future results. Performance returns will vary.The performance listed above is for Class A shares only and does not reflect sales charges. Performance results for Classes B, C &Y will vary based on each class's respective expenses and sales charges.

--------------------------------------------------------------------------------
                          CONSECO ASSET ALLOCATION FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)
  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
COMMON STOCKS (49.72% OF TOTAL INVESTMENTS) (A)
APPAREL AND ACCESSORY STORES (.35%)
       3,900   The Finish Line, Inc. (b) ........   $   109,688
                                                    -----------
AUTO REPAIR, SERVICES, PARKING (1.22%)
      12,050   Budget Group, Inc. (b) ...........       384,847
                                                    -----------
BUSINESS SERVICES (4.87%)
      10,450   Affiliated Computer
                 Services, Inc. (b) .............       402,325
       6,150   Applied Graphics
                 Technologies, Inc. (b) .........       281,363
       9,950   Autodesk, Inc. ...................       384,319
       6,150   Lamar Advertising Company (b) ....       220,631
      12,300   Sykes Enterprises, Inc (b) .......       246,769
                                                    -----------
                                                      1,535,407
                                                    -----------
COMMUNICATIONS BY PHONE,
TELEVISION, RADIO, CABLE (3.22%)
      14,450   Emmis Broadcasting
                 Corporation (b) ................       690,891
         130   Intermedia Communications
                 Inc. (b) .......................         5,451
      17,350   LCC International, Inc. (b) ......       320,975
                                                    -----------
                                                      1,017,317
                                                    -----------
DEPOSITORY INSTITUTIONS (3.10%)
      12,800   Norwest Corporation ..............       478,400
      11,650   U.S. Bancorp .....................       500,950
                                                    -----------
                                                        979,350
                                                    -----------
DURABLE GOODS - WHOLESALE (1.18%)
      14,250   Pomeroy Computer
                 Resources, Inc. (b) ............       371,391
                                                    -----------
ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (4.28%)
       8,000   Calenergy Company, Inc. (b) ......       240,500
      19,800   Kinder Morgan Energy
                 Partners, L.P. .................       715,275
      11,300   Waste Management, Inc. ...........       395,500
                                                    -----------
                                                      1,351,275
                                                    -----------
ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (2.26%)
       4,900   CIENA Corporation (b) ............       341,162
       5,100   Comverse Technology, Inc. (b) ....       264,563
       2,400   RELTEC Corporation (b) ...........       108,000
                                                    -----------
                                                        713,725
                                                    -----------
GENERAL MERCHANDISE STORES (2.28%)
      12,250   The Elder-Beerman Stores
                 Corporation (b) ................       326,922
      21,200   Family Dollar Stores, Inc. .......       392,200
                                                    -----------
                                                        719,122
                                                    -----------
HOTELS, OTHER LODGING PLACES (1.88%)
      30,900   Fairfield Communities, Inc. (b) ..       592,893
                                                    -----------
INDUSTRIAL COMMERCIAL MACHINERY, COMPUTERS (3.37%)
       7,100   The Black & Decker Corporation433,100
      10,450   Ceridian Corporation (b) .........       613,938
       1,350   International Comfort Products
                 Corporation (b) ................        16,369
                                                    -----------
                                                      1,063,407
                                                    -----------
INSURANCE AGENTS, BROKERS (1.13%)
       5,925   Marsh & McLennan
                 Companies, Inc. ................       358,092
                                                    -----------
MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (3.72%)
       3,500   Analogic Corporation .............       156,625
       5,900   Mentor Corporation ...............       143,075
      13,100   Sybron International
                 Corporation (b) ................       330,775
       9,200   Waters Corporation (b) ...........       542,225
                                                    -----------
                                                      1,172,700
                                                    -----------
MOTOR FREIGHT TRANSPORTATION, WAREHOUSES (1.29%)
      11,450   J.B. Hunt Transport Services, Inc.       407,906
                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (5.90%)
      10,100   Banc One Corporation .............       563,706
       4,050   Beneficial Corporation ...........       620,409
       5,450   Capital One Financial
                 Corporation ....................       676,822
                                                    -----------
                                                      1,860,937
                                                    -----------
NON-DURABLE GOODS WHOLESALE (2.60%)
      21,850   Pharmerica, Inc. (b) .............       263,566
      15,850   U.S. Foodservice (b) .............       555,741
                                                    -----------
                                                        819,307
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                         1998 Semi-Annual Report
--------------------------------------------------------------------------------
                          CONSECO ASSET ALLOCATION FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)

  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
OIL AND GAS EXTRACTION (1.50%)
      14,550   Snyder Oil Corporation ...........   $   290,090
       4,150   Transocean Offshore, Inc. ........       184,675
                                                    -----------
                                                        474,765
                                                    -----------
PAPER AND ALLIED PRODUCTS (.11%)
       1,300   St. Joe Company ..................        35,588
                                                    -----------
PRINTING, PUBLISHING AND ALLIED LINES (2.44%)
       5,000   Central Newspapers, Inc ..........       348,750
       7,700   The E.W. Scripps Company .........       422,056
                                                    -----------
                                                        770,806
                                                    -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) (.85%)
       8,200   Simon Debartolo Group, Inc .......       266,500
                                                    -----------
REAL ESTATE OPERATORS, AGENTS, MANAGERS (.50%)
       4,600   Boston Properties, Inc. (b) ......       158,700
                                                    -----------
STONE, CLAY, GLASS, CONCRETE PRODUCTS (.13%)
       1,150   Department 56, Inc. (b) ..........        40,825
                                                    -----------
TEXTILE MILL PRODUCTS (1.16%)
      20,750   Shaw Industries, Inc .............       365,718
                                                    -----------
WATER TRANSPORTATION (.38%)
       4,800   Teekay Shipping Corporation ......      $120,300
                                                    -----------
               TOTAL COMMON STOCKS
                 (COST $14,623,380) .............   $15,690,566
                                                    -----------
PREFERRED STOCKS (3.74% OF TOTAL INVESTMENTS) (A) COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (2.13%)
         195   IXC Communications, Inc., 12.5%,
                 Series B, PIK ..................       225,712
      12,000   Intermedia Communications, Inc.,
                 7.01% (d) Cost - $300,000;
                 Acquired - 10/24/1997 ..........       445,500
                                                    -----------
                                                        671,212
                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.61%)
       5,000   River Holding Corporation, 11.5%,
                 due 04/15/2010, PIK (d)
                 Cost - $500,000;
                 Acquired - 04/02/1998 ..........       508,750
                                                    -----------
               TOTAL PREFERRED STOCKS
                 (COST $1,035,888) ..............   $ 1,179,962
                                                    -----------
PREFERRED STOCKS - CONVERTIBLE (1.08% OF TOTAL INVESTMENTS) (A) FINANCE - FINANCIAL SERVICES (1.08%)
       6,000   The AES Corporation Trust II PFD,
                 5.50%, CVMCVT (d)
                 Cost - $300,000;
                 Acquired - 10/24/1997 ..........   $   342,000
                                                    -----------
               TOTAL PREFERRED STOCKS - CONVERTIBLE
                 (COST $300,000) ................   $   342,000
                                                    -----------
CORPORATE BONDS
(22.02% OF TOTAL INVESTMENTS) (A)
AIR TRANSPORTATION (.51%)
     150,000   CHC Helicopter Corporation,
                 11.500%, due 07/15/2002 ........       161,250
                                                    -----------
AMUSEMENT AND RECREATION SERVICES (.32%)
     100,000   Park N View Inc., 13.000%,
                 due 05/15/2008 (d)
                 Cost - $100,000;
                 Acquired - 05/20/1998 ..........       101,500
                                                    -----------
APPAREL AND OTHER FINISHED PRODUCTS (.32%)
     100,000   Tommy Hilfiger Corporation,
                 6.500%, due 06/01/2003 .........       100,234
                                                    -----------
AUTO REPAIR, SERVICES, PARKING (1.40%)
     400,000   Amerco-MTN, 7.470%,
                 due 01/15/2027 .................       441,480
                                                    -----------
BUILDING CONSTRUCTION, GENERAL CONTRACTORS,
OPERATIVE BUILDERS (.79%)
     100,000   D.R. Horton, Inc., 8.375%,
                 due 06/15/2004 .................       101,000
     150,000   K. Hovnanian Enterprises, Inc.,
                 9.750%, due 06/01/2005 .........       149,250
                                                    -----------
                                                        250,250
                                                    -----------
BUSINESS SERVICES (.52%)
     250,000     Pinnacle Holdings Inc., 0.000%
                   until 03/15/2003; then 10.0%
                   due 3/15/2008 (d)
                   Cost - $153,685;
                   Acquired - 03/18/1998 ........       165,000
                                                    -----------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                          CONSECO ASSET ALLOCATION FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)
  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
COAL MINING (.48%)
     150,000   Lodestar Holdings Inc.,
                 11.500%, due 05/15/2005 (d)
                 Cost $150,000;
                 Acquired - 05/12/1998 ..........   $   151,500
                                                    -----------
COMMUNICATIONS BY PHONE, TELEVISION,
RADIO, CABLE (2.40%)
     150,000   Cable and Wireless
                 Communications PLC, 6.375%,
                 due 03/06/2003 .................       151,040
     200,000   Lenfest Communications, Inc.,
                 8.375%, due 11/01/2005 .........       213,500
     150,000   MCI Communications Corporation,
                 6.125%, due 04/15/2002 .........       150,308
     100,000   SK Telecom Co., Ltd., 7.750%,
                 due 04/29/2004 .................        84,052
     150,000   Viatel, Inc., 11.250%,
                 due 04/15/2008 .................       157,500
                                                    -----------
                                                        756,400
                                                    -----------
DEPOSITORY (.71%)
     200,000   Centura Bank Capital Trust I,
                 8.845%, due 06/01/2027 (d)
                 Cost - $200,000;
                 Acquired - 05/29/1997 ..........       224,840
                                                    -----------
DURABLE GOODS - WHOLESALE (.34%)
     100,000   Pioneer Standard Electronics Inc.,
                 8.500%, due 08/01/2006 .........       107,718
                                                    -----------
ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (1.92%)
     200,000   KN Energy, Inc., 6.800%,
                 due 03/01/2008 .................       202,932
     200,000   The United Illuminating Company,
                 6.250%, due 12/15/2002 .........       198,744
     200,000   Waste Management, Inc.,
                 6.625%, due 07/15/2002 .........       202,401
                                                    -----------
                                                        604,077
                                                    -----------
FOOD STORES (.95%)
     300,000   Kroger Co., 6.000%,
                 due 07/01/2000 .................       299,498
                                                    -----------
GENERAL MERCHANDISE STORES (.47%)
     150,000   Shopko Stores, Inc., 6.500%,
                 due 08/15/2003 .................       148,810
                                                    -----------
HOME FURNITURE AND EQUIPMENT STORES (1.58%)
     500,000   MacSaver Financial Services,
                 7.875%, due 08/01/2003 .........       493,963
                                                    -----------
INDUSTRIAL COMMERCIAL MACHINERY, COMPUTERS (.46%)
     150,000   Morris Materials Handling,
                 due 04/01/2008 (d)
                 Cost - $148,125;
                 Acquired - 05/06/1998 ..........       140,625
                                                    -----------
INSURANCE COMPANIES (.33%)
     100,000   Terra Nova Insurance (UK)
                 Holdings PLC, 7.000%,
                 due 05/18/2008 (d)
                 Cost - $99,899;
                 Acquired - 05/12/1998 ..........       102,345
                                                    -----------
LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (1.65%)
     500,000   West Fraser Mill, 7.250%,
                 due 09/15/2002 (d)
                 Cost - $449,920;
                 Acquired - 01/06/1997 ..........       521,486
                                                    -----------
MISCELLANEOUS MANUFACTURING (.33%)
     200,000   V2 Music Holdings, 0.000%,
                 due 04/15/2008 (d)
                 Cost - $102,402;
                 Acquired - 05/01/1998 ..........       104,000
                                                    -----------
MISCELLANEOUS RETAIL (.35%)
     100,000   Michael Stores, Inc., 10.875%,
                 due 06/15/2006 .................       111,500
                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (.48%)
      150,000 Key Bank USA, National Association,
                 BKNT, 6.500%,
                 due 10/15/2027 .................       152,566
                                                    -----------
NON-DURABLE GOODS WHOLESALE (.45%)
     150,000   KCS Energy, Inc., 8.875%,
                 due 01/15/2008 .................       143,250
                                                    -----------
OIL AND GAS EXTRACTION (2.84%)
     150,000   Occidental Petroleum Corporation,
                 6.400%, due 04/01/2003 .........       151,197
     100,000   Parker Drilling Company, 9.750%,
                 due 11/15/2006 (d)
                 Cost - $106,000;
                 Acquired - 03/04/1998 ..........       102,750

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                         1998 Semi-Annual Report
--------------------------------------------------------------------------------
                          CONSECO ASSET ALLOCATION FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)

  SHARES OR
  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------
     500,000   Triton Energy Ltd., 9.250%,
                 due 04/15/2005 .................   $   543,065
     100,000   Vastar Resources, Inc., 6.000%,
                 due 04/20/2000 .................       100,090
                                                    -----------
                                                        897,102
                                                    -----------
PERSONAL SERVICES (.34%)
     100,000   CPI Corp., 9.000%, due 03/15/2002
                 (d) Cost - $109,680;
                 Acquired 03/17/1998 ............       107,399
                                                    -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) (.95%)
     150,000   EOP Operating Limited Partnership,
                 6.763%, due 06/15/2007 (d)
                 Cost - $150,000;
                 Acquired - 06/10/1998 ..........       150,494
     150,000   Simon Debartolo Group L.P., 6.75%,
                 due 06/15/2005 (d)
                 Cost - $149,108;
                 Acquired - 06/16/1998 ..........       149,462
                                                    -----------
                                                        299,956
                                                    -----------
REAL ESTATE OPERATORS, AGENTS, MANAGERS (.49%)
     150,000   Toll Corp., 8.750%,
                 due 11/15/2006 .................       156,000
                                                    -----------
STONE, CLAY, GLASS, CONCRETE PRODUCTS (.32%)
     100,000   Owens Corning, 7.500%,
                 due 05/01/2005 .................       102,080
                                                    -----------
TRANSPORTATION EQUIPMENT (.32%)
     100,000   Stena Line AB, 10.625%,
                 due 06/01/2008 .................       101,750
                                                    -----------
               TOTAL CORPORATE BONDS
                 (COST $6,858,740) ..............   $ 6,946,579
                                                    -----------
MUNICIPAL BONDS (1.60% OF TOTAL INVESTMENTS) (A)
     250,000   Capital Projects Finance,
                 Authority, Florida Revenue,
                 8.000%, due 12/01/2001 .........       250,000
     250,000   Louisiana Dept of Public Safety,
                 6.650%, due 11/01/2008 .........       253,962
                                                    -----------
               TOTAL MUNICIPAL BONDS
                 ($500,000) .....................   $   503,962
                                                    -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(16.14% OF TOTAL INVESTMENTS) (A)
     700,000   U.S. Treasury Note, 5.375%,
                 due 02/15/2001 .................   $   697,813
     250,000   U.S. Treasury Note, 7.250%,
                 due 05/15/2004 .................       271,328
   2,950,000   U.S. Treasury Note, 6.500%,
                 due 05/15/2005 .................     3,115,017
   1,000,000   U.S. Treasury Note, 5.750%,
                 due 04/30/2003 .................     1,010,001
                                                    -----------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (COST $5,087,141) ..............   $ 5,094,159
                                                    -----------
COMMERCIAL PAPER (5.70% OF TOTAL INVESTMENTS) (A)
INDUSTRIAL COMMERCIAL MACHINERY, COMPUTERS (1.90%)
     600,000   Baker Hughes, Inc., 6.250%,
                 due 07/01/1998 .................       599,895
                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.90%)
     600,000   General Electric Capital
                 Corporation, 6.100%,
                 due 07/01/1998 .................       599,898
                                                    -----------
SECURITY AND COMMODITY BROKERS (1.90%)
     600,000   Goldman Sachs, 6.250%,
                 due 07/01/98 ...................       599,896
                                                    -----------
               TOTAL COMMERCIAL PAPER
                 (COST $1,799,689) ..............   $ 1,799,689
                                                    -----------
               TOTAL INVESTMENTS
                 IN SECURITIES
                 (COST $30,204,838) (C) .........   $31,556,917
                                                    ===========
----------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.
(d) Restricted under Rule 144(A) of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
REPORT FROM THE
CONSECO EQUITY FUND ADVISER

As 1998 began,  market  sentiment  was driven by  concerns  that  failing  Asian markets would depress the global economy and drag down U.S. markets in the process. What transpired was something quite different. Weakness in Asian markets actually stimulated the U.S. financial markets by cutting incremental demand for oil and other resource inputs. Falling interest rates resulted in increased refinancing activity, further bolstering already high consumer confidence through an increase in consumers' monthly disposable income. As a direct result, the U.S. posted stronger than expected housing starts (the highest jump since 1987) and resale sales through much of the first quarter.

Larger cap stocks continued to outpace small and mid-cap stocks in the first half of 1998, much as they did in the latter half of 1997. In fact, large cap mania is beginning to create market anomalies resembling some of the great market bubbles in history. The S&P 500 now trades at 26.5 times trailing earnings, a 51 year high. For perspective, consider that in the first three months of 1998, the increase in the share prices of Microsoft and GE created more wealth ($102 billion) than was added by the entire U.S. economy's growth of goods and services ($92 billion). This occurred despite Microsoft's cautionary remarks about future revenue slowdowns.

Our concern here is that the appetite for large cap stocks at virtually any price may simply reflect current U.S. investor demographics. In an effort to save for retirement via 401(k) contributions into mutual funds, investors have poured huge amounts of money into the market. These funds must be put to work quickly, regardless of the valuations assigned to the businesses behind the stocks. The parallels here to conditions in Japan in the late 1980's are somewhat disconcerting.

For the six months ended June 30, 1998, the Conseco Equity Fund Class A shares returned 14.05%*, compared to the S&P 400 Midcap Index, which returned 8.63%, and the S&P 500, with a 17.71% return. Encouragingly, many of the stocks responsible for this solid performance were in sectors that underperformed in the overall market.

In the health sector, we enjoyed strong performance from Quorum Health Group Inc., which we purchased last year amid negative sentiment surrounding for-profit hospitals due to problems at Columbia Healthcare. We believed that Quorum's management philosophy and business model were in stark contrast to Columbia, and that they would be perceived differently by prospective sellers. After a brief acquisition slowdown, we saw deal activity pick up once again for Quorum, and we enjoyed a return to the stock's multiple of previous years.

In the technology sector, we bought Comverse Technology at a three-year low point in its price and price-to-earnings multiple. Comverse, which recently merged with its competitor Boston Technology, is involved in enhanced voice messaging for wired and wireless networks. Comverse was being overlooked by the market due to their revenue-related exposure to trouble spots in Asia. We saw an opportunity to purchase an outstanding company with sustainable growth potential. In February, when the company reported their fourth quarter earnings, the stock rebounded nicely off prior lows.

Other strong names in the portfolio during the quarter were Affiliated Computer Services, Transocean Offshore, in the oil drilling sector, and Department 56. We also realized some excellent returns through our holding of several asset managers such as Franklin Resources, Legg Mason and Kansas City Southern.

As we move toward the second half of 1998, all eyes will be on the lookout for the much-feared slowdown in corporate profits, particularly once second quarter earnings are fully tallied. A continuation of any downward trend here would suggest that for stocks to continue to advance, they simply have to get more expensive (i.e., multiples have to keep increasing). Another of the key barometers we will be watching is an increase in insider selling, as well as a significant drop-off in insider buying activity. Recently, the CFO of Microsoft halted the company's stock buy-back program, claiming that repurchases at current levels were not economically justifiable.

Despite this cautionary outlook on the broader market, our mandate is to aspire to invest the Fund's money in businesses we think offer the best returns for the lowest risk. Admittedly, there is an incredible amount of hype in many of the larger cap stocks. However, we don't believe that the returns enjoyed by those willing to overpay for growth will continue. While we don't know when the balance will shift, we are already starting to see early indications of the market favoring value-oriented stocks over growth. Should this continue, our bottom-up style of selecting reasonably valued growth stocks should perform quite well. We remain hopeful that this strategy will serve our shareholders well through the balance of the year and beyond.

/s/ Thomas J. Pence
-------------------
Thomas J. Pence, CFA
Senior Vice President
Portfolio Manager
Conseco Capital Management, Inc.

* Performance quoted represents past performance and is not indicative of future results. Performance returns will vary.The performance listed above is for Class A shares only and does not reflect sales charges. Performance results for Classes B, C &Y will vary based on each class's respective expenses and sales charges.

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                               CONSECO EQUITY FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)

  NUMBER OF
   SHARES              SECURITY                        VALUE
 -----------           ---------                      -------
COMMON STOCKS (89.91% OF TOTAL INVESTMENTS) (A)
APPAREL AND ACCESSORY STORES (1.00%)
      31,750   The Finish Line, Inc. (b) ........   $   892,968
                                                    -----------
AUTO REPAIR, SERVICES, PARKING (2.18%)
      61,000   Budget Group, Inc. (b) ...........     1,948,187
                                                    -----------
BUSINESS SERVICES (8.57%)
      51,750   Affiliated Computer
                 Services, Inc. (b) .............     1,992,375
      30,800   Applied Graphics
                 Technologies, Inc. (b) .........     1,409,100
      48,500   Autodesk, Inc. ...................     1,873,312
      31,000   Lamar Advertising
                 Company (b) ....................     1,112,125
      62,750   Sykes Enterprises, Inc. (b) ......     1,258,922
                                                    -----------
                                                      7,645,834
                                                    -----------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (5.66%)
      71,450   Emmis Broadcasting
                 Corporation (b) ................     3,416,203
      88,400   LCC International, Inc. (b) ......     1,635,400
                                                    -----------
                                                      5,051,603
                                                    -----------
DEPOSITORY INSTITUTIONS (5.55%)
      64,850   Norwest Corporation ..............     2,423,768
      58,750   U.S. Bancorp .....................     2,526,250
                                                    -----------
                                                      4,950,018
                                                    -----------
DURABLE GOODS - WHOLESALE (2.12%)
      72,550   Pomeroy Computer
                 Resources, Inc. (b) ............     1,890,834
                                                    -----------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (7.42%)
      40,000   Calenergy Company, Inc. (b) ......     1,202,500
      96,600   Kinder Morgan Energy
                 Partners, L.P. .................     3,489,675
      55,000   Waste Management, Inc. ...........     1,925,000
                                                    -----------
                                                      6,617,175
                                                    -----------
ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (4.01%)
      24,750   CIENA Corporation (b) ............     1,723,218
      25,650   Comverse Technology, Inc. (b) ....     1,330,594
      11,650   RELTEC Corporation (b) ...........       524,250
                                                    -----------
                                                      3,578,062
                                                    -----------
GENERAL MERCHANDISE STORES (4.02%)
      62,650   The Elder-Beerman Stores
                 Corporation (b) ................     1,671,972
     103,500   Family Dollar Stores, Inc. .......     1,914,750
                                                    -----------
                                                      3,586,722
                                                    -----------
HOTELS, OTHER LODGING PLACES (3.38%)
     157,320   Fairfield Communities, Inc. (b) ..     3,018,578
                                                    -----------
INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (5.96%)
      36,050   The Black & Decker
                 Corporation ....................     2,199,050
      51,700   Ceridian Corporation (b) .........     3,037,375
       6,500   International Comfort Products
                 Corporation ....................        78,813
                                                    -----------
                                                      5,315,238
                                                    -----------
INSURANCE AGENTS, BROKERS (1.95%)
      28,800   Marsh & McLennan
                 Companies, Inc. ................     1,740,600
                                                    -----------
MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (7.19%)
      25,700   Analogic Corporation .............     1,150,075
      39,450   Mentor Corporation ...............       956,663
      64,900   Sybron International
                 Corporation (b) ................     1,638,725
      45,300   Waters Corporation (b) ...........     2,669,869
                                                    -----------
                                                      6,415,332
                                                    -----------
MOTOR FREIGHT TRANSPORTATION, WAREHOUSES (2.26%)
      56,600   J.B. Hunt Transport
                 Services, Inc. .................     2,016,375
                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (10.26%)
      50,000   Banc One Corporation .............     2,790,625
      19,950   Beneficial Corporation ...........     3,056,091
      26,600   Capital One Financial
                 Corporation ....................     3,303,388
                                                    -----------
                                                      9,150,104
                                                    -----------
NON-DURABLE GOODS WHOLESALE (4.59%)
     111,400   Pharmerica, Inc. (b) .............     1,343,763
      78,500   U.S. Foodservice (b) .............     2,752,406
                                                    -----------
                                                      4,096,169
                                                    -----------
  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                               CONSECO EQUITY FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)

  NUMBER OF
   SHARES              SECURITY                        VALUE
 -----------           ---------                      -------
OIL & GAS EXTRACTION (3.31%)
      74,100   Snyder Oil Corporation ...........   $ 1,477,369
      33,200   Transocean Offshore Inc. .........     1,477,400
                                                    -----------
                                                      2,954,769
                                                    -----------
PAPER AND ALLIED PRODUCTS (.20%)
       6,650   St. Joe Company ..................       182,044
                                                    -----------
PRINTING, PUBLISHING AND ALLIED LINES (4.40%)
      25,450   Central Newspapers, Inc. .........     1,775,138
      39,150   The E.W. Scripps Company .........     2,145,909
                                                    -----------
                                                      3,921,047
                                                    -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) (1.46%)
      40,100   Simon Debartolo Group, Inc. ......     1,303,250
                                                    -----------
REAL ESTATE OPERATORS, AGENTS, MANAGERS (1.28%)
      33,000   Boston Properties, Inc. (b). .....     1,138,500
                                                    -----------
STONE, CLAY, GLASS, CONCRETE PRODUCTS (.38%)
       9,600   Department 56, Inc. (b) ..........       340,800
                                                    -----------
TEXTILE MILL PRODUCTS (2.00%)
     101,150   Shaw Industries, Inc. ............     1,782,769
                                                    -----------
WATER TRANSPORTATION (.76%)
      26,950   Teekay Shipping Corporation ......       675,434
                                                    -----------
               TOTAL COMMON STOCKS
                 (COST $73,827,401) .............   $80,212,412
                                                    -----------
COMMERCIAL PAPER (10.09% OF TOTAL INVESTMENTS) (A)
INDUSTRIAL COMMERCIAL MACHINERY
COMPUTERS (3.36%)
   3,000,000   Baker Hughes, Inc., 6.250%,
                 due 07/01/1998 .................     2,999,479
                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (3.37%)
   3,000,000   General Electric Capital
                 Corporation, 6.100%,
                 due 07/01/1998 .................     2,999,492
                                                    -----------
SECURITY AND COMMODITY BROKERS (3.36%)
   3,000,000   Goldman Sachs Group, L.P.,
                 6.250%, due 07/01/1998 .........     2,999,479
                                                    -----------
               TOTAL COMMERCIAL PAPER
                 (COST $8,998,450) ..............   $ 8,998,450
                                                    -----------
               TOTAL INVESTMENTS
                 IN SECURITIES
                 (COST $82,825,851) (C) .........   $89,210,862
                                                    ===========
----------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT FROM THE
CONSECO 20 FUND ADVISER

The first half of 1998 was a difficult six-month period for midcap and small cap stocks. In fact, it has been widely reported that the ultra cap stocks have largely driven the returns of the S&P 500. As pointed out in the Conseco Equity Fund letter, we saw a continuation of - if not an increase in - the market volatility that has become so commonplace in the past eighteen months.

In late April, the S&P 500 index was up 16.5%, but then declined 4.5% by June 15th, and finally rallied 5.1% during the last two weeks of the quarter, setting new highs. As for the midcap index, the dates are the same but the magnitude of the correction is greater. From late April to mid-June the S&P 400 Midcap retreated 8.4%, but rebounded only 3.2% during the last two weeks of the quarter.

What we find interesting is that large cap leadership continues in the face of estimate reductions. Earnings growth for the first quarter came in at a tepid 1.5% year-over-year increase. As we enter the second quarter reporting season, Wall Street expects earnings for the S&P 500 to again increase only 1.5% over last year's second quarter. This is down sharply from the 12.9% increase that analysts were predicting in March. In mid-June, the Street was still projecting year-over-year increases of 9.1% for the third quarter, and 15% for the fourth. They are now estimating just 5% and 9%, respectively.

We believe that the second half of 1998 may bring further estimate reductions for components of the S&P 500, which could send multiples still higher. We believe investors will likely focus on companies that have a higher degree of earnings visibility. We remain confident in the outlook for the Conseco 20 Fund's investments.

For the first six months of 1998, the Conseco 20 Fund Class A shares returned 19.10%* versus the S&P 500's 17.71% return and the S&P 400 Midcap's 8.63%. The Fund had a respectable return during the first quarter as investors were searching for slightly smaller midcap stocks with strong growth prospects and reasonable valuations. We were fortunate that several of the companies in the Fund were "discovered."

The second quarter, however, wasn't kind to our investment style. We found that more and more investors were selling good midcap companies for the safety of the largest stocks in the S&P. While the short-term return of the Fund was negatively impacted, the overall trend represents an exciting opportunity for our process to uncover more ideas at attractive valuations.

In addition to some of the companies highlighted in the Conseco Equity Fund letter, Waters Corporation is one that has worked extremely well for us. Waters Corp. makes analytical instruments used in the research and development of pharmaceuticals. Our second visit to their Milford, Massachusetts, headquarters this spring confirmed their business trends are solid and growth opportunities in new industries continue to present themselves every day. Since the 20 Fund's initial purchase in early January, Waters is up 54% through June 30th, outperforming the index by 37%. We believe that Waters' new products and growing mix of higher-margin consumable items can drive their earnings and multiple significantly higher.

Finally, because we include only our analysts' best equity ideas, our strategy is to buy high quality stocks and focus on companies with very little earnings risk and reasonable valuations. We will continue to work diligently to uncover companies worthy of inclusion in the Conseco 20 Fund.

/s/ Erik J. Voss                       /s/ Thomas J. Pence
----------------                       -------------------
Erik J. Voss                           Thomas J. Pence, CFA
Assistant Vice President               Senior Vice President
Conseco Capital Management, Inc.       Portfolio Manager
                                       Conseco Capital Management, Inc.
----------
* Performance quoted represents past performance and is not indicative of future results. Performance returns will vary.The performance listed above is for Class A shares only and does not reflect sales charges. Performance results for Classes B, C &Y will vary based on each class's respective expenses and sales charges.

--------------------------------------------------------------------------------
                                 CONSECO 20 FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998
                                   (UNAUDITED)

  NUMBER OF
   SHARES              SECURITY                        VALUE
 -----------           ---------                      -------
COMMON STOCKS (100% OF TOTAL INVESTMENTS) (A)
BUSINESS SERVICES (6.10%)
      21,150   Affiliated Computer
                 Services, Inc. (b) .............   $   814,275
      19,850   Applied Graphics
                 Technologies, Inc. (b) .........       908,138
       4,400   Lamar Advertising
                 Company (b) ....................       157,850
                                                    -----------
                                                      1,880,263
                                                    -----------
COMMUNICATIONS BY PHONE, TELEVISION,
RADIO, CABLE (4.49%)
      28,950   Emmis Broadcasting
                 Corporation (b) ................     1,384,171
                                                    -----------
DEPOSITORY INSTITUTIONS (9.22%)
      51,050   Norwest Corporation ..............     1,907,994
      21,700   U.S. Bancorp .....................       933,100
                                                    -----------
                                                      2,841,094
                                                    -----------
ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (4.17%)
      36,700   Waste Management, Inc. ...........     1,284,500
                                                    -----------
ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (2.48%)
      10,950   CIENA Corporation (b) ............       762,393
                                                    -----------
GENERAL MERCHANDISE STORES (3.18%)
      36,650   The Elder-Beerman Stores
                 Corporation (b) ................       978,097
                                                    -----------
HOTELS, OTHER LODGING PLACES (5.07%)
      81,400   Fairfield Communities, Inc. (b) ..     1,561,862
                                                    -----------
INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (9.44%)
      20,900   The Black & Decker
                 Corporation ....................     1,274,900
      27,300   Ceridian Corporation (b) .........     1,603,875
       2,350   International Comfort Products
                 Corporation (b) ................        28,494
                                                    -----------
                                                      2,907,269
                                                    -----------
INSURANCE AGENTS, BROKERS (2.99%)
      15,225   Marsh & McLennan
                 Companies, Inc. ................       920,161
                                                    -----------
MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (7.33%)
       2,950   Analogic Corporation .............       132,013
      35,250   Sybron International
                 Corporation (b) ................       890,063
      21,000   Waters Corporation (b) ...........     1,237,687
                                                    -----------
                                                      2,259,763
                                                    -----------
MOTOR FREIGHT TRANSPORTATION,
WAREHOUSES (5.76%)
      49,800   J.B. Hunt Transport
                 Services, Inc. .................     1,774,125
                                                    -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (17.94%)
      26,950   Banc One Corporation .............     1,504,147
      14,100   Beneficial Corporation ...........     2,159,944
      15,000   Capital One Financial
                 Corporation ....................     1,862,813
                                                    -----------
                                                      5,526,904
                                                    -----------
NON-DURABLE GOODS WHOLESALE (9.17%)
      83,400   Pharmerica, Inc. (b) .............     1,006,013
      51,900   U.S. Foodservice (b) .............     1,819,744
                                                    -----------
                                                      2,825,757
                                                    -----------
PRINTING, PUBLISHING AND ALLIED LINES (5.19%)
       4,150   Central Newspapers, Inc. .........       289,462
      23,900   The E.W. Scripps Company .........     1,310,018
                                                    -----------
                                                      1,599,480
                                                    -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) (4.62%)
      43,850   Simon Debartolo Group, Inc. ......     1,425,125
                                                    -----------
TEXTILE MILL PRODUCTS (2.85%)
      49,850   Shaw Industries, Inc. ............       878,606
                                                    -----------
               TOTAL INVESTMENTS
                 IN SECURITIES
                 (COST $29,260,473) (C) .........   $30,809,570
                                                    ===========
----------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998
                                   (UNAUDITED)

1. ORGANIZATION

   Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares of beneficial interest, each of which represents a separate diversified portfolio of investments. The Trust consists of six series ("Funds"), each with its own investment objective and investment policies. The Funds are the Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Asset Allocation Fund, Conseco Equity Fund, Conseco International Fund and Conseco 20 Fund. The Conseco Fixed Income Fund, Conseco Asset Allocation Fund and Conseco Equity Fund became operational and available for sale on January 2, 1997. The Conseco High Yield Fund, Conseco International Fund and Conseco 20 Fund activities were limited to organizational matters with no operating activities through January 1, 1998.

   Each Fund has distinct investment objectives. The Conseco Fixed Income Fund invests primarily in investment grade debt securities. The Conseco High Yield Fund invests primarily in lower-rated fixed income securities, commonly known as "junk bonds" or high yield securities. The Conseco Asset Allocation Fund invests in several asset classes including debt securities, equity securities, and money market instruments. The Conseco Equity Fund invests in selected equity securities and other securities having the investment characteristics of common stocks. The Conseco International Fund invests all of its investable assets in the International Equity Portfolio of AMR Investment Services Trust (the "AMR Trust"), which invests primarily in equity securities of issuers based outside the United States. This "master-feeder" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. The financial statements for the Conseco International Fund are filed based upon the fiscal year end (October 31) of the AMR Trust and are not included in this report. The Conseco 20 Fund concentrates its investments in a core position of approximately 20 common stocks believed to have above average growth prospects.

   The Funds offer four  classes of shares:  Class A, Class B, Class C and Class
Y. Effective January 2, 1998, the Trust offered Class B and Class C shares. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge (as a percentage of the offering price or net asset value at the time of sale, whichever is less). Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. The Funds are authorized to issue an unlimited number of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS,
AND RELATED INVESTMENT INCOME

   The investments in each portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. All Funds may invest in U.S. dollar denominated corporate debt securities of domestic issuers, and all funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar denominated. The Trust does not hold any investments which are restricted as to resale, except bonds with a cost of $3,444,363 and market value of $3,389,642 and preferred stock with a cost of $200,000 and market value of $203,500 held by the Conseco Fixed Income Fund, bonds with a cost of $11,968,710 and market value of $12,076,331 and preferred stocks with a cost of $500,000 and market value of $501,750 held by the Conseco High Yield Fund and bonds with a cost of $1,918,819 and market value of $2,021,401 and preferred stock with a cost of $1,100,000 and market value of $1,296,250 held by the Conseco Asset Allocation Fund, all of which are eligible for resale under Rule 144A of the Securities Act of 1933. These securities represent 10.37% of the Conseco Fixed Income Fund, 44.39% of the Conseco High Yield Fund and 10.51% of the Conseco Asset Allocation Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

   In each Fund of the Trust, Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Trustees of the Trust. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

DIVIDENDS TO SHAREHOLDERS

   Dividends from the Conseco Fixed Income and Conseco High Yield Funds will be declared and distributed monthly. Dividends from the Conseco Asset Allocation, Conseco

--------------------------------------------------------------------------------
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  JUNE 30, 1998
                                   (UNAUDITED)

Equity and Conseco 20 Funds will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals.

   Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund or Funds to which such gains are attributable.

ORGANIZATIONAL COSTS

   Costs incurred by the Funds in connection with their organization and public offering of shares totaling $461,798 have been deferred and will be amortized over a period of approximately 5 years beginning with the initial date of sale of shares to the public. The costs for the Conseco Fixed Income, Conseco Asset Allocation and Conseco Equity Funds were advanced by Conseco, and were reimbursed by the Funds. The Conseco High Yield and Conseco 20 Funds' costs were advanced by Conseco and will be reimbursed by these Funds over a period of approximately five years. The proceeds of any redemption of the initial shares by any holder thereof will be reduced by any unamortized organizational costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.

FEDERAL INCOME TAXES

   For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net capital gain to their shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

EXPENSES

   Expenses directly attributable to a Fund are charged to operations. Expenses directly attributable to a Class of shares are charged to that Class. The Fund pays expenses of Trustees who are not affiliated persons of the Adviser or the Trust.

CUSTODY FEES

   The Funds may receive credits from their custodian based on cash held by each Fund at the custodian. Any credits received are used to reduce the custody fees payable by each Fund. For the six months ended June 30, 1998, the Funds had not received any custody credits.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

3. AGREEMENTS WITH SUBSIDIARIES
   OF CONSECO

INVESTMENT ADVISORY AGREEMENT

   Conseco Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of Conseco, serves as investment adviser to the Funds pursuant to investment advisory agreements. The Adviser supervises the Trust's management and investment program, performs a variety of services in connection with management and operation of the Funds and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The total fees incurred for such services for the six months ended June 30, 1998, were $46,486, $21,221, $61,683, $262,880 and $51,496 for the Conseco Fixed Income, Conseco High Yield, Conseco Asset Allocation, Conseco Equity and Conseco 20 Funds, respectively.

   Under the investment advisory agreements, the Adviser receives an investment advisory fee equal to an annual rate of .45% of the average daily net asset value of the Conseco Fixed Income Fund and .70% of the average daily net asset value of the Conseco High Yield, Conseco Asset Allocation, Conseco Equity, and Conseco 20 Funds. The Adviser has voluntarily agreed to reduce its advisory fee to .40% of the average daily net assets of the Conseco Fixed Income Fund and
 .60% of the average daily net assets of the Conseco High Yield Fund until April 30, 1999. The Adviser also manages other registered investment companies and all of the invested assets of its parent company, Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to Conseco and affiliates. The Adviser has voluntarily agreed to waive its investment advisory fee and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis for Class A shares exceeds:
1.25% for the Conseco Fixed Income Fund, 1.40% for the Conseco High Yield Fund, 1.50% for the Conseco Asset Allocation Fund, 1.50% for the Conseco

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  JUNE 30, 1998
                                   (UNAUDITED)

Equity Fund and 1.75% for the Conseco 20 Fund; for Class B and Class C shares exceeds 1.60% for the Conseco Fixed Income Fund, 1.90% for the Conseco High Yield Fund, 2.00% for the Conseco Asset Allocation Fund, 2.00% for the Conseco Equity Fund and 2.25% for the Conseco 20 Fund; and for Class Y shares exceeds
 .60% for the Conseco Fixed Income Fund, .90% for the Conseco High Yield Fund, 1.00% for the Conseco Asset Allocation Fund, 1.00% for the Conseco Equity Fund and 1.25% for the Conseco 20 Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1999.

ADMINISTRATION AGREEMENT

   Conseco Services, LLC (the "Administrator"), a wholly-owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets of each Fund. The Administrator has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above in
Note 3 for the Investment Advisory Agreement. The total fees incurred for such services for the six months ended June 30, 1998, were $23,244, $7,076, $17,625, $74,996 and $14,714 for the Conseco Fixed Income, Conseco High Yield, Conseco Asset Allocation, Conseco Equity and Conseco 20 Funds, respectively.

DISTRIBUTION ARRANGEMENTS

   Conseco Equity Sales, Inc. (the "Distributor"), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for each Fund pursuant to an
Underwriting Agreement, initially approved by the Board of Trustees. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and are sold by selected brokers, dealers and other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes, as well, as any advertising or sales literature.

   The Trust has adopted distribution and service plans (the "Plans"), dated December 31, 1997, for Class A, Class B and Class C shares of each Fund in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges.

   Pursuant to the Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A, Class B and Class C shares of the Fund and for maintenance and personal service provided to existing Class A, Class B and Class C shareholders. The Conseco Fixed Income Fund's Plan authorize payments to the Distributor up to 0.65%, and the Conseco High Yield Fund's Plan, Conseco Asset Allocation Fund's Plan, Conseco Equity Fund's Plan and Conseco 20 Fund's Plan up to .50%, annually of each Fund's average daily net assets attributable to its Class A shares. Class B and Class C share's Plan authorize payments to the Distributor up to 1.00% annually for all Fund's average daily net assets attributable to their respective class. The Plans provide for periodic payments by the Distributor to brokers, dealers and financial intermediaries for providing shareholder services to accounts that hold Class A, Class B and Class C shares and for promotional and other sales related costs. The Distributor has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above in
Note 3 for the Investment Advisory Agreement. The total fees incurred for Class A, Class B and Class C shares for such services for the six months ended June 30, 1998 were $19,333, $20,876, $19,652, $29,176 and $40,437 for the Conseco
Fixed Income, Conseco High Yield, Conseco Asset Allocation, Conseco Equity and Conseco 20 Funds, respectively.

--------------------------------------------------------------------------------
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  JUNE 30, 1998
                                   (UNAUDITED)

4. FINANCIAL HIGHLIGHTS


                                                 CONSECO          CONSECO         CONSECO               CONSECO         CONSECO
                                              FIXED INCOME      HIGH YIELD   ASSET ALLOCATION           EQUITY            20
                                                  FUND             FUND            FUND                  FUND            FUND
                                          --------------------  ---------- -------------------  --------------------  ------------
                                          SIX MONTHS    YEAR    SIX MONTHS SIX MONTHS   YEAR    SIX MONTHS    YEAR    SIX MONTHS
                                             ENDED      ENDED      ENDED      ENDED     ENDED      ENDED      ENDED      ENDED
                                           JUNE 30,  DECEMBER 31, JUNE 30, JUNE  30,DECEMBER 31, JUNE 30, DECEMBER 31, JUNE 30,
CLASS A SHARES                               1998      1997       1998       1998       1997       1998       1997       1998
                                            ------    ------     ------     ------     ------     ------     ------     ------
Net asset value per share,
  beginning of period ..................    $10.13    $10.00     $10.00     $10.73     $10.00     $11.07     $10.00     $10.00
Income from investment operations (a):
  Net investment income (loss)..........       .24       .66        .27        .12        .28       (.04)      (.04)      (.02)
  Net realized gains and change in
    unrealized appreciation
    on investments......................       .21       .18        .82       1.25       1.43       1.61       2.33       1.93
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations....       .45       .84       1.09       1.37       1.71       1.57       2.29       1.91
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income..      (.28)     (.58)      (.27)      (.10)      (.27)      (.01)        --         --
  Distribution of net capital gains.....      (.02)     (.13)        --       (.13)      (.71)      (.30)     (1.22)        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions.....................      (.30)     (.71)      (.27)      (.23)      (.98)      (.31)     (1.22)        --
----------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share,
      end of period ....................    $10.28    $10.13     $10.82     $11.87     $10.73     $12.33     $11.07     $11.91
----------------------------------------------------------------------------------------------------------------------------------
Total return (b) (c)....................      4.48%(d)  8.66%     10.96%(d)  12.72%(d)  17.19%     14.05(d)   22.90%     19.10%(d)
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period.......................   $26,046      $153    $26,120    $26,449     $1,076    $26,688     $4,877    $27,413
  Ratio of expenses to average
    net assets (b) .....................      1.25%     1.25%      1.40%      1.50%      1.50%      1.50%      1.50%      1.75%
  Ratio of net investment income
    (loss) to average net assets
    (annualized) (b)....................      5.59%     5.51%      6.37%      2.44%      2.50%      (.07%)     (.35%)     (.34%)


----------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis 1.25% for the Conseco Fixed Income Fund, 1.40% for the Conseco High Yield Fund, 1.50% for the Conseco Asset Allocation and Conseco Equity Funds and 1.75% for the Conseco 20 Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1999. If the aforementioned agreement had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 2.37% for the Conseco Fixed Income Fund, 3.52% for the Conseco High Yield Fund, 2.68% for the Conseco Asset Allocation Fund, 2.20% for the Conseco Equity Fund and 2.77% for the Conseco 20 Fund.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  JUNE 30, 1998
                                   (UNAUDITED)


                                                     CONSECO           CONSECO        CONSECO         CONSECO          CONSECO
                                                   FIXED INCOME      HIGH YIELD   ASSET ALLOCATION     EQUITY            20
                                                       FUND             FUND           FUND             FUND            FUND
                                                  --------------   -------------- --------------   --------------  --------------
                                                  FOR THE PERIOD   FOR THE PERIOD FOR THE PERIOD   FOR THE PERIOD  FOR THE PERIOD
                                                  FROM INCEPTION   FROM INCEPTION FROM INCEPTION   FROM INCEPTION  FROM INCEPTION
                                                    (MARCH 20,      (FEBRUARY 19,   (FEBRUARY 10,   (JANUARY 28,    (FEBRUARY 18,
                                                       1998)            1998)          1998)            1998)           1998)
                                                     THROUGH          THROUGH        THROUGH          THROUGH         THROUGH
CLASS B SHARES                                    JUNE 30, 1998    JUNE 30, 1998  JUNE 30, 1998    JUNE 30, 1998   JUNE 30, 1998
                                                  --------------   -------------- --------------   --------------  --------------
Net asset value per share, beginning of period ....   $10.24           $10.44          $11.20          $11.09          $11.21
Income from investment operations (a):
  Net investment income (loss).....................      .14              .23             .07            (.04)           (.04)
  Net realized gains and change in unrealized
   appreciation on investments.....................      .08              .34             .75            1.55             .68
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations...............      .22              .57             .82            1.51             .64
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.............     (.19)            (.23)           (.09)           (.02)             --
  Distribution of net capital gains................       --               --            (.13)           (.30)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions................................     (.19)            (.23)           (.22)           (.32)             --
---------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period ......   $10.27           $10.78          $11.80          $12.28          $11.85
---------------------------------------------------------------------------------------------------------------------------------
Total return (b) (c) (d)...........................     2.15%            5.46%           7.28%          13.45%           5.71%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period .................................     $227           $3,136            $250            $513          $3,113
  Ratio of expenses to average net assets (b) .....     1.60%            1.90%           2.00%           2.00%           2.25%
  Ratio of net investment income (loss) to
   average net assets (annualized) (b).............     5.88%            7.23%           1.66%           (.75%)         (1.07%)

----------
(a) Per share  amounts  presented  are based on an  average  of  monthly  shares outstanding throughout the periods indicated.
(b) The Adviser,  Administrator and Distributor have voluntarily agreed to waive their fees  and/or  reimburse  Fund  expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis 1.60% for the
    Conseco Fixed Income Fund,  1.90% for the Conseco High Yield Fund, 2.00% for
    the Conseco  Asset  Allocation  and Conseco  Equity  Funds and 2.25% for the
    Conseco 20 Fund.  These voluntary  limits may be discontinued by the Adviser at any time after April 30, 1999.  If the  aforementioned  agreement had not been in effect  during the  period,  the  annualized  ratio of  expenses  to average net assets would have been 5.51% for the Conseco  Fixed Income Fund,
    4.75%  for the  Conseco  High  Yield  Fund,  11.37%  for the  Conseco  Asset
    Allocation  Fund,  11.67%  for the  Conseco  Equity  Fund and  4.22% for the
    Conseco 20 Fund.
(c) Total return  figures do not include sales loads;  results would be lower if sales charges were included.
(d) Not annualized.

                                                                              29


--------------------------------------------------------------------------------
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  JUNE 30, 1998
                                   (UNAUDITED)

                                                     CONSECO           CONSECO        CONSECO         CONSECO          CONSECO
                                                   FIXED INCOME      HIGH YIELD   ASSET ALLOCATION     EQUITY            20
                                                       FUND             FUND           FUND             FUND            FUND
                                                  --------------   -------------- --------------   --------------  --------------
                                                  FOR THE PERIOD   FOR THE PERIOD FOR THE PERIOD   FOR THE PERIOD  FOR THE PERIOD
                                                  FROM INCEPTION   FROM INCEPTION FROM INCEPTION   FROM INCEPTION  FROM INCEPTION
                                                    (MARCH 25,      (FEBRUARY 19,   (FEBRUARY 13,   (FEBRUARY 19,    (MARCH 10,
                                                       1998)            1998)          1998)            1998)           1998)
                                                     THROUGH          THROUGH        THROUGH          THROUGH         THROUGH
CLASS C SHARES                                    JUNE 30, 1998    JUNE 30, 1998  JUNE 30, 1998    JUNE 30, 1998   JUNE 30, 1998
                                                  --------------   -------------- --------------   --------------  --------------
Net asset value per share, beginning of period ....   $10.13           $10.44          $11.34          $11.98          $11.82
Income from investment operations (a):
  Net investment income (loss).....................      .17              .25             .07            (.04)           (.03)
  Net realized gains and change in unrealized
   appreciation on investments.....................      .18              .31             .64             .68             .09
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations...............      .35              .56             .71             .64             .06
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.............     (.18)            (.22)           (.09)           (.01)             --
  Distribution of net capital gains................       --               --            (.13)           (.30)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions................................     (.18)            (.22)           (.22)           (.31)             --
---------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period ......   $10.30           $10.78          $11.83          $12.31          $11.88
---------------------------------------------------------------------------------------------------------------------------------
Total return (b) (c) (d)...........................     3.50%            5.41%           6.24%           5.24%            .51%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period .................................      $45             $893            $867            $177          $1,203
  Ratio of expenses to average net assets (b) .....     1.60%            1.90%           2.00%           2.00%           2.25%
  Ratio of net investment income (loss) to
    average net assets (annualized) (b)............     5.88%            7.24%           1.89%           (.75%)          (.93%)


----------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis 1.60% for the Conseco Fixed Income Fund, 1.90% for the Conseco High Yield Fund, 2.00% for the Conseco Asset Allocation and Conseco Equity Funds and 2.25% for the Conseco 20 Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1999. If the aforementioned agreement had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 43.15% for the Conseco Fixed Income Fund, 6.05% for the Conseco High Yield Fund, 5.51% for the Conseco Asset
    Allocation Fund, 23.52% for the Conseco Equity Fund and 4.12% for the Conseco 20 Fund.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.

                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  JUNE 30, 1998
                                   (UNAUDITED)


                                                 CONSECO          CONSECO         CONSECO               CONSECO         CONSECO
                                              FIXED INCOME      HIGH YIELD   ASSET ALLOCATION           EQUITY            20
                                                  FUND             FUND            FUND                  FUND            FUND
                                          --------------------  ---------- -------------------  --------------------  ------------
                                                                 FOR THE                                                FOR THE
                                                               PERIOD FROM                                            PERIOD FROM
                                                                INCEPTION                                              INCEPTION
                                                                (MARCH 2,                                              (APRIL 6,
                                          SIX MONTHS    YEAR      1998)   SIX MONTHS   YEAR    SIX MONTHS    YEAR       1998)
                                             ENDED      ENDED    THROUGH     ENDED     ENDED      ENDED      ENDED     THROUGH
                                           JUNE 30,  DECEMBER 31,JUNE 30, JUNE  30, DECEMBER 31, JUNE 30, DECEMBER 31, JUNE 30,
CLASS Y SHARES                               1998      1997       1998       1998       1997       1998       1997       1998
                                            ------    ------     ------     ------     ------     ------     ------     ------
Net asset value per share,
  beginning of period ..................    $10.15    $10.00     $10.49     $10.78     $10.00     $11.13     $10.00     $12.33
Income from investment operations (a):
  Net investment income.................       .35       .68        .27        .16        .19        .02         --        .01
  Net realized gains and change in
    unrealized appreciation
    (depreciation) on investments ......       .14       .21        .30       1.23       1.58       1.60       2.35       (.57)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations....       .49       .89        .57       1.39       1.77       1.62       2.35       (.56)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income..      (.30)     (.61)      (.21)      (.11)      (.28)      (.02)        --         --
  Distribution of net capital gains.....      (.02)     (.13)        --       (.13)      (.71)      (.30)     (1.22)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions.....................      (.32)     (.74)      (.21)      (.24)      (.99)      (.32)     (1.22)        --
-----------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share,
      end of period                         $10.32    $10.15     $10.85     $11.93     $10.78     $12.43     $11.13     $11.77
-----------------------------------------------------------------------------------------------------------------------------------
Total return (b)........................      4.88% (c) 9.18%      5.41% (c) 12.93% (c) 17.87%     14.45% (c) 23.50%     (4.54%)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period.......................   $10,104   $21,876       $394     $4,162    $12,037    $60,314    $60,334        $63
  Ratio of expenses to average
    net assets (b) .....................       .60%      .60%       .90%      1.00%      1.00%      1.00%      1.00%      1.25%
  Ratio of net investment income to
    average net assets (annualized) (b)       6.42%     6.28%      8.23%      2.43%      2.76%       .30%       .03%       .29%


----------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser and Administrator have voluntarily agreed to waive their fees and/or reimburse Fund expense to the extent that the ratio of expenses to average net assets would exceed on an annual basis .60% for the Conseco Fixed Income Fund, .90% for the Conseco High Yield Fund, 1.00% for the Conseco Asset Allocation and Conseco Equity Funds and 1.25% for the Conseco 20 Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1999. If the aforementioned agreement had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.58% for the Conseco Fixed Income Fund, 5.63% for the Conseco High Yield Fund, 2.35% for the Conseco Asset Allocation Fund, 1.32% for the Conseco Equity Fund and 7.17% for the Conseco 20 Fund.
(c) Not Annualized.


                                                 CONSECO          CONSECO         CONSECO               CONSECO         CONSECO
                                              FIXED INCOME      HIGH YIELD   ASSET ALLOCATION           EQUITY            20
                                                  FUND             FUND            FUND                  FUND            FUND
                                          --------------------  ---------- -------------------  --------------------  ------------
                                          SIX MONTHS    YEAR    SIX MONTHS SIX MONTHS   YEAR    SIX MONTHS    YEAR    SIX MONTHS
                                             ENDED      ENDED      ENDED      ENDED     ENDED      ENDED      ENDED      ENDED
                                           JUNE 30,  DECEMBER 31, JUNE 30, JUNE  30,DECEMBER 31, JUNE 30, DECEMBER 31, JUNE 30,
                                             1998      1997       1998       1998       1997       1998       1997       1998
                                            ------    ------     ------     ------     ------     ------     ------     ------
Supplemental data for all classes:
Net assets (dollars in thousands),
  end of period .......................     $36,422   $22,029    $30,543    $31,728    $13,113    $87,692    $65,211    $31,792
Portfolio turnover rate (b)............      420.06%   367.82%    458.63%    432.40%    506.64%    294.32%    199.12%    293.78%
Average commission rate paid (a).......          --        --         --       $.06       $.06       $.06       $.06       $.06


----------
(a) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission.
(b) Annualized.

--------------------------------------------------------------------------------
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                  JUNE 30, 1998
                                   (UNAUDITED)

5. INVESTMENT TRANSACTIONS

   Cost basis, gross unrealized appreciation and depreciation of investments at June 30, 1998 for federal income tax purposes are shown below:


                            CONSECO              CONSECO              CONSECO                     CONSECO              CONSECO
                          FIXED INCOME          HIGH YIELD        ASSET ALLOCATION                 EQUITY                 20
                              FUND                 FUND                 FUND                        FUND                 FUND
                     ------------------------   ----------    --------------------------  -------------------------   -------------
                     SIX MONTHS      YEAR       SIX MONTHS    SIX MONTHS       YEAR       SIX MONTHS       YEAR       SIX MONTHS
                       ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                      JUNE 30,    DECEMBER 31,    JUNE 30,      JUNE  30,   DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,
                        1998          1997          1998          1998          1997          1998          1997          1998
                       ------        ------        ------        ------        ------        ------        ------        ------
Cost basis.........  $34,329,187   $20,746,520   $28,236,903   $30,204,838   $12,793,791   $82,825,851   $62,116,012   $29,260,473
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized
  appreciation...... $   514,326   $   473,266   $   292,577   $ 1,635,613   $   947,785   $ 7,784,964   $ 6,855,043   $ 1,847,621
Gross unrealized
  depreciation.....     (181,591)     (177,255)     (196,615)     (283,534)     (390,561)   (1,399,953)   (2,133,041)     (298,524)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation.....  $   332,735   $   296,011   $    95,962   $ 1,352,079   $   557,224   $ 6,385,011   $ 4,722,002   $ 1,549,097
-----------------------------------------------------------------------------------------------------------------------------------


   The aggregate cost of purchases and the aggregate proceeds from sales of investments for the six months ended June 30, 1998, are shown below:


                                                             CONSECO      CONSECO         CONSECO       CONSECO        CONSECO
                                                           FIXED INCOME  HIGH YIELD   ASSET ALLOCATION   EQUITY           20
                                                               FUND          FUND           FUND          FUND           FUND
                                                           -----------   -----------    -----------   ------------   -----------
Purchases:
  Investments, excluding U.S. government securities
    and short-term investments.......................      $35,158,759   $46,193,923    $39,737,743   $111,438,082   $50,697,302
  U.S. government securities.........................       24,572,156            --     11,688,500             --            --
Sales:
  Investments, excluding U.S. government securities
    and short-term investments.......................      $29,791,983   $18,179,506    $30,164,555   $104,350,084   $22,258,500
  U.S. government securities.........................       16,628,758            --      6,599,922             --            --


                                                              CONSECO FUND GROUP
                                                         1998 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

WILLIAM P. DAVES, JR.
      Chairman of the Board
      Consultant to insurance and healthcare industries.
      Director, President and Chief Executive Officer, FFG
      Insurance Co.

MAXWELL E. BUBLITZ
      President
      Chartered Financial Analyst. President and Director,
      Adviser. Executive Vice President of Conseco, Inc.

GREGORY J. HAHN
      Chartered Financial Analyst. Senior Vice President,
      Adviser.
      Portfolio Manager of the fixed income portion of the Conseco Asset Allocation and Conseco Fixed
      Income Funds.

HAROLD W. HARTLEY
      Retired. Chartered Financial Analyst. Previously,
      Executive Vice President, Tenneco Financial
      Services, Inc. Director, Ennis Business Forms, Inc.

DR. R. JAN LECROY
      Retired. Previously President, Dallas Citizens
      Council. Director, Southwest Securities Group, Inc.

DR. JESSE H. PARRISH
      Former President, Midland College. Higher
      Education Consultant.

----------
The Trustees, except Mr. Hahn, hold similar positions in Conseco Series Trust and Conseco Strategic Income Fund, other investment companies managed by the Adviser.

INVESTMENT ADVISER
Conseco Capital Management, Inc. -- Carmel, Indiana

DISTRIBUTOR
Conseco Equity Sales, Inc. -- Carmel, Indiana

TRANSFER AGENT
State Street Bank & Trust Company -- Boston, Massachusetts

CUSTODIAN
The Bank of New York -- New York, New York

INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P. -- Indianapolis, Indiana

LEGAL COUNSEL
Kirkpatrick & Lockhart L.L.P. -- Washington, D.C.